UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 – March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Semiannual report 3|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Master
Intermediate
Income Trust

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	98

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s managers believe that the fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Working with these teams, the fund managers strive to build a diversified portfolio that carefully balances risk and return.

As different factors drive the performance of the various bond market sectors, the managers use the fund’s flexible strategy to seek opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

What was the bond market environment like during the six months ended March 31, 2012?

We experienced a significant shift in investor sentiment during the first half of the fund’s fiscal year. In October and November, so-called “risk assets” continued to sell off, as investors worried that the sovereign debt situation in Europe might lead to a wave of defaults in the peripheral European countries or a rapid deleveraging in the banking sector. Meanwhile, economic data in the United States around that time suggested continued challenges ahead, with persistently high unemployment and sluggish growth.

In December, risk assets began to reverse course, led in part by a rally in corporate debt. This trend continued into 2012 as fixed-income markets in general benefited from a change in investors’ risk outlook. Central banks continued to provide liquidity for financial markets, both in Europe through the Long-Term Refinancing Operation [LTRO] and in the United States, where there is speculation that the Federal Reserve [Fed] is considering a third round of quantitative easing. This accommodative policy helped offer some level of support for the bond markets after a challenging fourth quarter in which investors demonstrated little appetite for risk. In the United States, interest rates climbed higher, even on the short end of the yield curve, in part reflecting increasing optimism about the strength of the economic

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

recovery. Recent economic data, while not indicative of a strong recovery, has generally come in stronger than anticipated. In Europe, Greece defaulted in February, but it was an orderly one and appears unlikely to start a wave of restructurings in other peripheral European countries or to force European banks to rapidly delever and raise capital.

The fund posted solid gains during the period. What factors contributed to its performance?

The fund is currently positioned to be less reliant on declining interest rates to drive returns, focusing more on credit, prepayment, and liquidity risks as the main drivers of performance. This approach was relatively successful during the trailing six months, particularly as investors regained some of their appetite for risk.

From a sector positioning standpoint, the fund’s allocations to high-yield and emerging-market debt, non-agency residential mortgage-backed securities [RMBS], and collateralized mortgage obligations [CMOs] all contributed positively to performance.

Credit qualities are shown as a percentage of net assets as of 3/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage could reflect the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

What is it about the high-yield market you find attractive?

High yield is one of the largest positions in the portfolio, and we’ve held a positive view on the fundamentals in the corporate debt sector for some time. First, the spread, which measures the difference in yield between Treasuries and high-yield bonds, has historically averaged about 500 basis points. But today, even after the rally that began in late 2011, spreads are still around 600 basis points, which leaves open the possibility for additional tightening. This is particularly true given the fundamental backdrop for high-yield bonds, with record earnings for publicly traded companies and large amounts of cash on corporate balance sheets. Over the long term, the par-weighted default rate for the high-yield universe has been about 4.2%. However, today that rate is under 2%, which is well below the long-term average. We believe this combination of historically low defaults, above-average spreads, and strong fundamentals makes for a very attractive investment opportunity.

You mentioned non-agency RMBS, which performed poorly in the second half of 2011. What led to their strong performance during the more recent period?

As many investors will recall, non-agency RMBS experienced significant declines in 2008 as banks sold their positions to reduce their leverage and raise capital. With that memory still fresh in investors’ minds, there

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/12. Short-term holdings are excluded. Holdings will vary over time.

was significant concern in 2011 that a new round of forced selling in the non-agency RMBS market would again lead to price volatility in the sector.

Case in point, earlier in 2011, investors pulled out of the market, prompting the New York Federal Reserve [the Fed] to suspend the auction of its Maiden Lane portfolio. By way of background, “Maiden Lane” is the name of the New York Fed’s non-agency RMBS holdings it took over as a part of the government’s bailout package for the financials sector. The Fed had attempted to sell off the bulk of this portfolio last year, but lackluster demand brought the auctions to a halt, and non-agency RMBS prices suffered.

The Fed resumed auctions in 2012 and was able to complete its sales during the first quarter. Doing so greatly diversified the holders of non-agency RMBS and reduced the likelihood that a single seller could flood the market with excess supply. With this as a backdrop, the fund’s non-agency RMBS performed quite well in the first quarter, and we remain positive on our outlook for the sector.

The fund has a sizable exposure to another segment of the mortgage market in the form of CMOs. How did that position affect performance?

CMOs are securities backed by pools of prime, or “conforming,” residential mortgages, and the bulk of those the fund holds are known as interest-only, or IO, securities. As the name suggests, the cash flow on securities is derived from the interest payments on those pools of mortgages. Essentially, the longer it takes for homeowners to repay the principal on their mortgages, the longer a bondholder will receive interest payments on those loans. And today, with home prices still under pressure and refinancing difficult for many homeowners to obtain, IO securities have been performing quite well.

There had been some pressure on the CMO IO market earlier in the period as the market began to price in modifications to the government’s existing Home Affordable Refinance Program, or HARP. HARP, as you may recall, was launched by the Obama administration in 2009 to help homeowners who owed more on their mortgages than their homes were worth. The program was modified in

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time. Cash positions may represent collateral used to cover certain derivative contracts.

October 2011 to allow more borrowers to qualify. Despite the modification, refinancing activity generally still has been light, and the fund holds positions less likely to be affected, namely more seasoned loans with lower balances and lower interest rates. In implementing our IO CMO strategy, I should point out that we used interest-rate swaps and options to hedge the duration of these securities [a measure of interest-rate sensitivity] and isolate the prepayment risks, which we believe offers attractive return potential.

How did the fund’s currency exposure affect performance?

Our currency strategy, implemented as long and short positions with currency forward contracts, was one of the few detractors from performance during the first half of the fund’s fiscal year. In terms of positioning, the primary theme has been to overweight the U.S. dollar given our belief that interest rates globally are in the process of converging with those of the United States. We have also been maintaining significant long positions in oil and other commodity-linked currencies like the Australian dollar and Norwegian krone, among others. At the same time, we underweighted the Japanese yen. Japan is a large commodity importer, and rising commodity prices tend to negatively impact the country’s economic performance and weaken the yen relative to other currencies. Our exposure to the Australian dollar and Norwegian krone detracted in the fourth quarter of 2011 as risk-averse investors reduced positions in higher-yielding currencies, and detracted again in March as global growth slowed. Our short position in the Japanese yen proved favorable during the six-month period.

Another theme that detracted from returns recently was our underweight to Europe broadly and the euro specifically. The “relief rally” in the first quarter of 2012 boosted the region’s currencies as investors viewed the sovereign debt developments as positive news. Within emerging markets, Brazil is one of the few developing economies that is actively cutting interest rates — which caught the market somewhat by surprise — and our positioning there detracted slightly from returns.

What is your outlook for the coming months, and how do you plan to position the fund?

We believe 2012 is likely to be a year of sustained economic growth in the United States. In our view, during the first half of the year, growth is likely to be restrained by a recession in Europe and high oil prices, but should develop into an improving trend in the second half.

As for positioning the fund, at period-end, the portfolio’s exposure to interest-rate risk remained limited. With rates across the yield curve near historic lows, we believe the potential rewards from a long-duration stance are minimal. That said, we believe there are opportunities to take tactical positions in the long end of the yield curve — represented by bonds with maturities of 10 years or more — which we believe will continue to be relatively volatile. We plan to maintain the fund’s allocation to credit- and prepayment-sensitive sectors of the market, where we believe the most compelling opportunities exist.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; Paul D. Scanlon, CFA; and Raman Srivastava, CFA.

Mr. Srivastava joined the fund in February 2012. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed income risks and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable to pay. Putnam monitors the counterparty risks we assume. Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties in which collateral is posted on a regular basis to cover the developing gain or loss of open swaps and forward contracts.

See pages 90–93 for more information on the types of derivatives used.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/12

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.20%	6.61%

10 years	94.48	97.20
Annual average	6.88	7.03

5 years	27.45	31.21
Annual average	4.97	5.58

3 years	77.97	69.44
Annual average	21.19	19.22

1 year	–2.08	–6.70

6 months	5.79	5.51

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/12

				Lipper Flexible
	Barclays Capital	Citigroup Non-U.S.		Income Funds
	Government/Credit	World Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.27%	6.67%	—†	6.85%

10 years	77.68	126.89	151.46%	93.64
Annual average	5.92	8.54	8.38	6.81

5 years	35.44	39.92	49.51	33.83
Annual average	6.26	6.95	9.66	5.94

3 years	22.81	22.27	92.91	67.47
Annual average	7.09	6.93	24.49	18.72

1 year	8.53	3.93	7.41	3.35

6 months	1.26	–0.69	12.68	7.65

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 5, 5, 4, 4, 3, and 2 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions

Number	6

Income	$0.174000

Capital gains	—

Total	$0.174000

Share value	NAV	Market price

9/30/11	$5.34	$5.05

3/31/12	5.46	5.15

Current yield (end of period)	NAV	Market price

Current dividend rate*	6.37%	6.76%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12(Unaudited)

MORTGAGE-BACKED SECURITIES (34.2%)*	Principal amount		Value

American Home Mortgage Investment Trust FRB Ser. 2007-1,
Class GA1A, 0.402s, 2047		$6,473,799	$3,495,850

American Home Mortgage Assets
FRB Ser. 06-6, Class A1A, 0.432s, 2046		3,267,744	1,552,178
FRB Ser. 06-4, Class 1A11, 0.432s, 2046		4,299,636	2,067,694

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	122,658
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	58,559
Ser. 07-5, Class XW, IO, 0.416s, 2051		104,593,749	1,594,635

Banc of America Funding Corp. FRB Ser. 07-B, Class A1,
0.452s, 2047		857,385	503,714

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046		17,888,664	737,907
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047		42,085,263	1,746,537
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047		51,525,803	1,272,686
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046		48,102,314	1,188,126

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.452s, 2047		1,509,685	754,842
FRB Ser. 07-AA1, Class 2A1, 0.422s, 2037		1,237,982	656,131

Bear Stearns Alt-A Trust FRB Ser. 06-3, Class 31A1, 3.054s, 2036		1,592,273	692,639

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-IM1,
Class A1, 0.472s, 2036		1,223,133	623,798

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR7, Class B, 5.214s, 2041		697,000	627,300

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046		7,664,961	194,690
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047		4,664,151	96,548
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046		10,173,161	184,134
FRB Ser. 06-AR2, Class 1A1, 0.442s, 2046		1,184,326	615,849
FRB Ser. 06-AR3, Class 1A1, 0.422s, 2036		949,161	478,140
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036		5,483,699	76,223

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.059s, 2044		32,945,576	129,748

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	444,023	497,151
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	147,083	176,445

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047 F		$14,495,644	1,032,814
FRB Ser. 05-38, Class A1, 1.659s, 2035		1,077,883	689,845
FRB Ser. 07-OA11, Class A1A, 1.539s, 2047		1,376,580	764,002
FRB Ser. 05-62, Class 2A1, 1.159s, 2035		1,124,050	663,190
FRB Ser. 05-38, Class A3, 0.592s, 2035		1,539,652	923,791
FRB Ser. 07-AL1, Class A1, 0.492s, 2037		2,428,920	1,068,724
FRB Ser. 06-OA6, Class 1A1A, 0.452s, 2046		2,547,703	1,477,667
FRB Ser. 06-OA17, Class 1A1A, 0.437s, 2046		2,311,659	1,196,283
FRB Ser. 06-OA21, Class A1, 0.432s, 2047		1,849,544	948,446
FRB Ser. 06-OA12, Class A1B, 0.432s, 2046		3,989,733	2,024,788
FRB Ser. 06-OA10, Class 3A1, 0.432s, 2046		2,439,700	1,268,643
FRB Ser. 06-OA8, Class 1A1, 0.432s, 2046		1,632,711	959,218

MORTGAGE-BACKED SECURITIES (34.2%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
FRB Ser. 07-OA4, Class A1, 0.412s, 2047		$2,664,662	$1,652,089
FRB Ser. 06-OC8, Class 2A2B, 0.412s, 2036		4,064,344	2,143,940
FRB Ser. 07-OA7, Class A1B, 0.382s, 2047		1,065,760	603,487
FRB Ser. 06-OA18, Class A1, 0.362s, 2046		3,346,163	2,121,676
FRB Ser. 06-OC8, Class 2A2A, 0.362s, 2036		2,423,796	1,193,718
FRB Ser. 06-HY11, Class A1, 0.362s, 2036		1,688,940	928,917

Countrywide Home Loans
FRB Ser. 07-HYB2, Class 3A1, 2.997s, 2047		1,607,063	827,798
FRB Ser. 06-OA4, Class A1, 1.119s, 2046		1,320,390	607,379
FRB Ser. 05-3, Class 1A2, 0.532s, 2035		527,797	343,563
FRB Ser. 06-OA4, Class A2, 0.512s, 2046		977,196	439,738

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		354,000	106,075

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB
Ser. 06-AR1, Class 1A3, 0.572s, 2036		4,159,628	1,851,033

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	275,749

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.935s, 2014 (United Kingdom)	GBP	22,811	21,891

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.633s, 2032		297,362	460,911
IFB Ser. 3408, Class EK, 24.82s, 2037		179,515	279,453
IFB Ser. 2979, Class AS, 23.387s, 2034		94,298	128,881
IFB Ser. 3072, Class SM, 22.91s, 2035		245,439	369,101
IFB Ser. 3072, Class SB, 22.764s, 2035		219,872	329,214
IFB Ser. 3249, Class PS, 21.477s, 2036		200,892	288,926
IFB Ser. 3031, Class BS, 16.121s, 2035		363,727	483,672
IFB Ser. 3951, Class CS, IO, 6.508s, 2026		5,151,771	915,624
Ser. 4032, Class SA, IO, 6 1/2s, 2042 ∆		6,321,000	951,943
IFB Ser. 3727, Class PS, IO, 6.458s, 2038		2,673,877	317,063
IFB Ser. 3895, Class SM, IO, 6.408s, 2040		5,023,271	844,138
IFB Ser. 3940, Class PS, IO, 6.408s, 2040		6,106,595	1,061,936
IFB Ser. 3835, Class SC, IO, 6.408s, 2038		2,702,809	498,506
IFB Ser. 3994, Class AS, IO, 6.258s, 2042		4,962,487	1,017,310
IFB Ser. 3708, Class SA, IO, 6.208s, 2040		6,472,368	974,933
IFB Ser. 3922, Class CS, IO, 5.858s, 2041		2,194,916	328,827
IFB Ser. 3852, Class TB, 5.758s, 2041		1,252,281	1,278,691
IFB Ser. 3768, Class PS, IO, 5.758s, 2036		7,753,663	1,040,922
IFB Ser. 3753, Class S, IO, 5.708s, 2040		2,615,010	438,014
Ser. 3645, Class ID, IO, 5s, 2040		1,054,145	105,509
Ser. 3653, Class KI, IO, 5s, 2038		2,262,871	224,929
Ser. 3632, Class CI, IO, 5s, 2038		1,153,042	114,140
Ser. 3626, Class DI, IO, 5s, 2037		768,826	40,502
Ser. 3623, Class CI, IO, 5s, 2036		702,978	51,845
Ser. 4000, Class PI, IO, 4 1/2s, 2042		2,199,571	311,019
Ser. 3747, Class HI, IO, 4 1/2s, 2037		601,286	74,945
Ser. 4010, Class NI, IO, 4s, 2041		4,026,000	669,323
Ser. 3738, Class MI, IO, 4s, 2034		6,081,269	522,705
Ser. 3748, Class NI, IO, 4s, 2034		2,847,861	278,920
Ser. 3736, Class QI, IO, 4s, 2034		7,559,968	368,548

MORTGAGE-BACKED SECURITIES (34.2%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3751, Class MI, IO, 4s, 2034	$8,231,279	$512,973
Ser. T-57, Class 1AX, IO, 0.425s, 2043	2,975,165	37,190
Ser. 3124, Class DO, PO, zero %, 2036	16,212	13,869
FRB Ser. 3326, Class YF, zero %, 2037	36,110	33,792
FRB Ser. 3326, Class WF, zero %, 2035	11,247	9,704
FRB Ser. 3030, Class EF, zero %, 2035	12,849	12,725

Federal National Mortgage Association
IFB Ser. 10-129, Class PS, IO, 6.458s, 2038	6,296,677	1,082,240
IFB Ser. 06-62, Class PS, 38.45s, 2036	380,322	672,397
IFB Ser. 07-53, Class SP, 23.314s, 2037	212,445	322,235
IFB Ser. 08-24, Class SP, 22.397s, 2038	188,414	277,044
IFB Ser. 05-75, Class GS, 19.525s, 2035	237,346	333,691
IFB Ser. 05-83, Class QP, 16.765s, 2034	251,258	341,711
IFB Ser. 10-135, Class SP, IO, 6.358s, 2040	4,199,941	714,360
IFB Ser. 12-2, Class PS, IO, 6.308s, 2041	1,971,169	425,033
IFB Ser. 11-51, Class SJ, IO, 6.308s, 2041	3,419,148	596,812
IFB Ser. 404, Class S13, IO, 6.158s, 2040	5,377,070	728,725
IFB Ser. 10-35, Class SG, IO, 6.158s, 2040	3,892,351	711,522
IFB Ser. 11-132, Class SB, IO, 5.858s, 2030	4,384,130	715,315
IFB Ser. 10-140, Class GS, IO, 5.758s, 2039	8,910,949	1,438,282
IFB Ser. 11-51, Class SM, IO, 5.608s, 2041	5,786,809	840,303
IFB Ser. 10-46, Class WS, IO, 5.508s, 2040	4,086,048	509,571
Ser. 374, Class 6, IO, 5 1/2s, 2036	928,592	128,833
Ser. 10-21, Class IP, IO, 5s, 2039	2,204,182	292,054
Ser. 10-92, Class CI, IO, 5s, 2039	1,178,213	115,612
Ser. 398, Class C5, IO, 5s, 2039	775,679	76,327
Ser. 10-13, Class EI, IO, 5s, 2038	497,911	33,936
Ser. 378, Class 19, IO, 5s, 2035	2,249,344	269,921
Ser. 12-30, Class TI, IO, 4 1/2s, 2041	1,751,000	356,819
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	10,424,000	2,075,522
Ser. 366, Class 22, IO, 4 1/2s, 2035	845,244	69,318
Ser. 406, Class 2, IO, 4s, 2041	3,767,299	594,480
Ser. 406, Class 1, IO, 4s, 2041	2,414,586	405,650
Ser. 03-W10, Class 1, IO, 1.437s, 2043	700,286	33,154
Ser. 99-51, Class N, PO, zero %, 2029	31,446	29,698
IFB Ser. 06-48, Class FG, zero %, 2036	6,542	6,524

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.088s, 2020 F	2,761,351	69,896

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	3,787	3,394

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.829s, 2041	3,009,613	3,214,627
IFB Ser. 11-56, Class SG, 6.829s, 2041	1,453,595	1,559,910
IFB Ser. 10-142, Class SA, IO, 6.458s, 2039	2,967,028	424,656
IFB Ser. 10-151, Class SL, IO, 6.458s, 2039	1,499,972	257,560
IFB Ser. 11-37, Class SB, IO, 6.458s, 2038	3,908,353	558,928
IFB Ser. 10-85, Class AS, IO, 6.408s, 2039	2,916,776	473,976
IFB Ser. 10-85, Class SD, IO, 6.408s, 2038	492,491	83,458
IFB Ser. 11-37, Class SD, IO, 6.408s, 2038	5,028,810	712,508

MORTGAGE-BACKED SECURITIES (34.2%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-163, Class SI, IO, 6.388s, 2037	$4,069,175	$702,094
IFB Ser. 10-47, Class HS, IO, 6.358s, 2039	1,833,529	302,991
IFB Ser. 10-157, Class SN, IO, 6.308s, 2038	2,663,452	368,142
IFB Ser. 10-120, Class SB, IO, 5.958s, 2035	995,113	108,756
IFB Ser. 10-20, Class SC, IO, 5.908s, 2040	256,131	43,186
IFB Ser. 11-79, Class AS, IO, 5.868s, 2037	3,201,040	336,109
IFB Ser. 11-50, Class PS, IO, 5.858s, 2041	2,611,791	386,858
IFB Ser. 10-115, Class SN, IO, 5.858s, 2038	1,408,997	218,972
IFB Ser. 10-116, Class SL, IO, 5.808s, 2039	1,429,741	226,771
IFB Ser. 11-70, Class SM, IO, 5.648s, 2041	2,415,000	698,635
IFB Ser. 11-70, Class SH, IO, 5.648s, 2041	2,481,000	721,946
IFB Ser. 11-12, Class IB, IO, 4.556s, 2040	1,578,443	201,693
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	1,681,492	222,125
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	429,078	74,284
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	1,670,311	251,866
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	5,010,525	783,045
Ser. 12-8, Class PI, IO, 4s, 2041	3,121,727	555,043
Ser. 11-116, Class BI, IO, 4s, 2026	8,559,382	998,709
Ser. 12-H02, Class AI, IO, 1.759s, 2062	6,074,416	449,871
Ser. 12-H04, Class FI, IO, 0.971s, 2062	16,990,904	785,829
Ser. 11-70, PO, zero %, 2041	5,405,665	4,258,636
Ser. 06-36, Class OD, PO, zero %, 2036	10,918	10,156

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	5,238,014	190,140

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	676,000	621,920

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO,
0.308s, 2039	65,744,321	1,176,822

GSC Capital Corp. Mortgage Trust
FRB Ser. 06-1, Class A1, 0.442s, 2036	658,538	349,025
FRB Ser. 06-2, Class A1, 0.422s, 2036	857,126	376,001

GSR Mortgage Loan Trust FRB Ser. 06-OA1, Class 3A1,
2.724s, 2046	2,569,945	1,352,434

Harborview Mortgage Loan Trust
FRB Ser. 05-7, Class 1A1, 3.071s, 2045	2,849,709	1,453,351
FRB Ser. 05-8, Class 1A2A, 0.572s, 2035	1,063,410	584,875
FRB Ser. 05-16, Class 3A1A, 0.492s, 2036	3,036,562	1,718,693
FRB Ser. 05-3, Class 2A1A, 0.482s, 2035 F	960,244	626,386
FRB Ser. 06-7, Class 2A1A, 0.442s, 2046	1,261,600	769,576

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.422s, 2037	3,495,615	1,852,675

IndyMac Indx Mortgage Loan Trust FRB Ser. 06-AR35, Class 2A1A,
0.412s, 2037	5,497,569	2,955,465

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.442s, 2037	736,096	331,243
FRB Ser. 06-A7, Class 1A1, 0.402s, 2036 F	1,716,465	875,153
FRB Ser. 06-A6, Class 1A1, 0.402s, 2036	1,700,343	938,160
FRB Ser. 07-A1, Class 1A1A, 0.382s, 2037 F	814,076	333,678

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.146s, 2051	62,731,933	642,438

MORTGAGE-BACKED SECURITIES (34.2%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1, Class G,
6.41s, 2031	$253,101	$255,632

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class K,
6.529s, 2035 F	922,000	924,304

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, PO,
zero %, 2047	3,944,531	123,267

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.518s, 2028 F	435,668	10,457

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.324s, 2037	674,613	50,596
Ser. 07-C5, Class X, IO, 4.44s, 2049	2,164,467	162,335

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	1,730,000	1,505,100

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.87s, 2043	1,215,429	1,256,364

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.473s, 2012	685	—

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	109,635	5,482

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046	6,586,987	339,230
Ser. 06-Q07, Class X1, IO, 0.9s, 2046	4,606,909	146,500

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	193,000	193,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6,
Class X2, IO, 0 1/2s, 2047	17,493,386	356,865

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	10,540,212	398,420
Ser. 06-AR7, Class X, IO, 0.9s, 2036	25,197,992	733,262
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	3,664,189	77,314
Ser. 06-AR8, Class X, IO, 0.4s, 2036	16,215,835	215,671

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
6.009s, 2045	3,356,112	553,759

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.377s, 2046	17,677,120	253,843

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.392s, 2036	1,611,954	693,140

WAMU Mortgage Pass-Through Certificates FRB Ser. 05-AR11,
Class A1C4, 0.682s, 2045	1,052,616	610,517

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-0C2, Class A3, 0.552s, 2037 F	950,026	491,501

Total mortgage-backed securities (cost $118,549,683)		$122,435,662

CORPORATE BONDS AND NOTES (29.9%)*	Principal amount	Value

Basic materials (2.0%)
Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017	$91,000	$88,498

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018	302,000	316,345

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)	270,000	287,550

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	195,175

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Basic materials cont.
Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.474s, 2013 (Netherlands)		$75,000	$70,875

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		283,000	288,660

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		234,000	242,775

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		180,000	178,449

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		110,000	109,390

Grohe Holding GmbH 144A company guaranty sr. notes FRN
4.876s, 2017 (Germany)	EUR	313,000	402,633

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$45,000	41,850

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		160,000	165,600

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		287,000	322,158

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	212,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	238,000	281,784

Lyondell Chemical Co. company guaranty notes 11s, 2018		$466,658	515,657

LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		220,000	231,000

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)		415,000	415,000

Momentive Performance Materials, Inc. notes 9s, 2021		63,000	55,125

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		155,000	169,725

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		243,000	243,000

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	333,000	483,111

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$76,000	76,426

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN,
2.307s, 2015 (Germany)	EUR	152,000	199,094

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$115,000	115,575

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		143,000	162,126

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		321,000	374,768

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		269,000	277,743

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		177,000	202,683

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018 (Canada)		17,000	15,810

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		201,000	210,548

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		218,000	223,995

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		85,000	46,750

			7,221,878

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Capital goods (1.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		$199,000	$203,478

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		95,000	102,125

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		23,000	24,610

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		104,000	106,860

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		36,000	40,230

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	140,000	196,483

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$55,000	55,138

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		298,000	324,075

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		140,000	140,700

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		86,000	91,160

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		24,000	26,220

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		147,000	151,410

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	70,751

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$418,000	452,485

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		24,000	26,880

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		253,000	251,735

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		115,000	121,325

Raynolds Group Issuer, Inc./Raynolds Group Issuer, LLC/
Raynolds Group Issuer Lu 144A company guaranty sr. notes
8 3/4s, 2016		377,000	528,941

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	229,000	333,384

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		$130,000	135,525

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		100,000	98,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019		100,000	107,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019		100,000	102,250

Ryerson, Inc. company guaranty sr. notes 12s, 2015		334,000	342,350

Silgan Holdings, Inc. 144A sr. notes 5s, 2020		55,000	54,725

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		150,000	162,000

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		140,000	150,500

Terex Corp. sr. unsec. sub. notes 8s, 2017		58,000	60,030

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		323,000	331,075

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		120,000	123,000

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		117,000	128,700

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		290,000	313,925

			5,358,070

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Communication services (3.7%)
Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		$75,000	$78,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		200,000	217,750

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	158,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		71,000	76,680

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		131,000	134,930

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		101,000	106,808

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		146,000	156,768

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		88,000	88,880

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		270,000	253,125

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		451,000	444,235

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		233,000	228,923

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		354,000	372,585

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		480,000	506,400

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		70,000	76,475

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		326,000	344,745

Equinix, Inc. sr. unsec. notes 7s, 2021		130,000	142,675

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		753,000	794,415

Hughes Satellite Systems Corp. company guaranty sr. sec. notes
6 1/2s, 2019		214,000	223,630

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		260,000	278,850

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		365,000	389,638

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		212,000	222,865

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		871,812	906,684

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		253,000	263,120

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		135,000	139,050

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	EUR	130,000	185,119

Kabel Deutschland GmbH 144A sr. sec. bonds 6 1/2s, 2018
(Germany)	EUR	105,000	148,544

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019		$124,000	135,470

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		40,000	41,300

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
FRN 8 5/8s, 2020		$143,000	$150,150

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		59,000	64,089

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		407,000	427,350

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		57,000	55,005

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		360,000	407,700

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		65,000	63,700

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		261,000	283,185

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		156,000	176,280

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	259,119

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		$181,000	181,905

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	83,616

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		68,000	74,970

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		117,000	125,775

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		926,000	893,590

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		147,000	131,198

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		238,000	261,205

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		160,000	159,200

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	100,000	142,234

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	293,000	428,195

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	218,000	307,241

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	361,000	507,590

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	50,000	88,886

Wind Acquisition Finance SA 144A company guaranty sr. sec.
bonds 7 3/8s, 2018 (Luxembourg)	EUR	325,000	402,903

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		$60,000	64,200

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		247,000	272,318

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		109,000	116,630

			13,244,523

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Consumer cyclicals (5.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		$25,000	$25,625

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015		20,000	18,100

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		407,000	370,370

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		250,000	235,625

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		170,000	160,225

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		238,000	252,280

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022		145,000	147,900

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		74,000	75,850

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		255,000	274,763

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		55,000	55,825

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015		75,000	70,313

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		71,000	61,060

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014		285,000	248,663

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020		100,000	107,750

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		75,000	78,844

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		180,000	191,025

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec notes 10s, 2019		140,000	145,600

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		416,000	321,360

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		373,000	406,570

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020		155,000	157,713

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 6.881s, 2015 (Netherlands)	EUR	175,000	227,350

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		$70,000	78,575

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		110,000	104,500

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		305,000	308,050

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		40,000	42,900

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		302,511	335,031

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		135,000	121,500

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		99,000	74,745

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		$453,000	$496,601

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		155,000	162,750

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	307,000	434,348

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$235,000	222,075

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		117,000	122,558

DISH DBS Corp. company guaranty 6 5/8s, 2014		517,000	563,530

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		117,000	132,941

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		192,000	206,880

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		300,000	303,000

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		125,000	136,545

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		385,000	398,805

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		410,000	442,800

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		210,000	218,400

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		226,000	260,580

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		175,000	179,813

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		434,000	490,420

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		150,000	149,250

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		356,000	359,560

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	346,000	471,054

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,435

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$100,000	112,500

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		55,000	55,963

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		795,000	830,775

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		155,000	168,175

Limited Brands, Inc. sr. notes 5 5/8s, 2022		85,000	85,850

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		195,000	223,710

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		340,000	23,800

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		130,000	135,200

MGM Resorts International company guaranty sr. notes 9s, 2020		45,000	50,063

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		65,000	65,650

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015		205,000	210,638

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022		110,000	111,925

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		522,600	517,374

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Navistar International Corp. sr. notes 8 1/4s, 2021		$296,000	$321,160

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		135,000	135,675

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		145,000	159,863

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		115,000	121,900

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		155,000	153,450

Owens Corning company guaranty sr. unsec. notes 9s, 2019		542,000	668,015

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		50,000	56,125

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		160,000	166,602

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		100,000	109,875

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		100,000	101,625

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		55,000	59,950

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	380,000	512,386

QVC Inc. 144A sr. notes 7 1/2s, 2019		$120,000	131,700

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		50,000	50,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		126,000	133,875

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		152,000	137,940

Schaeffler Finance BV 144A company guaranty sr. notes
8 3/4s, 2019		310,000	438,357

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020		140,000	147,350

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		75,000	73,500

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		95,000	103,076

Sears Holdings Corp. company guaranty 6 5/8s, 2018		139,000	123,536

Spectrum Brands Holdings, Inc. Company guaranty sr. notes
9 1/2s, 2018		385,000	434,088

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		110,000	111,100

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		70,000	74,025

Toys “R” Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		30,000	31,050

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		45,000	46,125

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		293,000	320,835

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		127,000	40,640

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		45,000	28,463

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		244,000	147,315

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	110,000	150,598

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$350,000	$390,250

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	202,750

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		105,000	115,369

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		65,000	73,531

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		524,000	565,920

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		3,000	3,075

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		135,000	137,531

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		275,000	294,938

			20,183,643
Consumer staples (1.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	1,400,000	786,269

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		$105,000	113,925

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		345,000	354,488

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		50,000	52,125

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	206,080

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		106,018	109,199

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		124,000	109,120

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		165,000	170,569

Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017		23,000	26,048

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		111,000	125,708

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		257,000	278,845

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		118,000	121,245

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		115,000	125,925

Dole Food Co. 144A sr. notes 8s, 2016		87,000	91,350

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s,
2017 (United Kingdom)	EUR	354,000	467,446

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$165,000	179,025

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	100,000	133,194

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		$65,000	68,981

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	156,000	224,854

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		$80,000	82,200

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021	$620,000	$601,400

Landry’s Restaurant, Inc. company guaranty sr. notes
11 5/8s, 2015	72,000	80,190

Libbey Glass, Inc. sr. notes 10s, 2015	49,000	52,369

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	70,000	73,325

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	215,000	234,888

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	315,000	321,300

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	321,000	321,803

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	55,000	63,319

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020	165,000	166,650

Service Corporation International sr. notes 7s, 2019	80,000	86,600

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	185,000	192,863

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	8,000	8,780

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	191,000	203,415

		6,233,498
Energy (6.4%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	130,000	117,650

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	159,000	145,485

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	283,000	325,537

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	164,000	194,868

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	48,000	44,520

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	200,000	184,500

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	221,000	221,276

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	65,000	47,450

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	52,500

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017	110,000	114,263

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	347,000	365,218

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	140,000	156,100

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	398,000	415,910

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	495,000	566,775

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019	220,000	218,350

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022	65,000	65,488

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	135,000	134,325

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	225,000	237,656

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		$88,000	$86,680

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	222,108

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$125,000	130,625

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		710,000	740,175

CONSOL Energy, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		30,000	28,650

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022		185,000	185,925

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		365,000	387,813

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		118,000	131,865

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		95,000	99,988

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		405,000	359,438

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		98,000	88,445

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019		150,000	146,250

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2018		180,000	188,100

Gazprom OAO Via Gaz Capital SA 144A sr. sec. unsec. unsub.
notes 9 1/4s, 2019 (Russia)		2,055,000	2,538,356

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub notes 8.146s,
2018 (Russia)		176,000	206,031

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)		230,000	262,925

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		195,000	189,150

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		263,000	275,493

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017 R		15,000	15,019

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		155,000	149,188

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	98,000	162,432

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019		$41,000	27,880

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021		76,000	78,090

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		45,000	46,013

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019		188,000	209,150

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)		90,000	94,163

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	$135,000	$141,413

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	225,000	175,500

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	275,000	266,173

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	348,000	352,350

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	165,000	181,500

Peabody Energy Corp. company guaranty 7 3/8s, 2016	494,000	542,165

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	19,000	19,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	317,000	330,473

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	440,000	545,415

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	625,000	672,962

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	95,000	105,806

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	1,500,000	1,131,464

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	395,000	352,648

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	920,000	759,212

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	1,135,000	1,009,014

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	225,000	223,875

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	175,000	192,938

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,855,000	2,346,574

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	240,000	260,400

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	425,000	520,625

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	150,000	162,750

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	75,000	74,063

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	124,000	136,400

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	415,000	420,188

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	40,000	39,400

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	578,000	589,560

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	85,000	90,100

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	61,350

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017	480,000	477,600

		22,838,741

CORPORATE BONDS AND NOTES (29.9%)* cont.		Principal amount	Value

Financials (4.4%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		$130,000	$118,950

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		165,000	164,175

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		140,000	144,163

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012		403,000	410,053

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012		512,000	515,072

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015		65,000	70,769

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		565,000	610,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.688s, 2014		39,000	36,985

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	436,000	256,759

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$990,000	1,017,368

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		56,000	59,500

CIT Group, Inc. 144A bonds 7s, 2017		1,051,000	1,053,628

CIT Group, Inc. 144A bonds 7s, 2016		304,000	304,760

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	222,169

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		165,000	168,300

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		55,000	59,400

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		170,000	165,963

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		95,000	97,969

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		65,000	66,625

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		385,000	400,400

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		21,000	20,790

International Lease Finance Corp. sr. unsec. unsub
notes 4 7/8s, 2015		76,000	75,050

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		1,000,000	1,189,336

JPMorgan Chase & Co. 144A sr. unsec. unsub notes 8s, 2012		19,000,000	370,863

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		400,000	484,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		1,085,000	1,309,095

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R		75,000	78,375

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		110,000	111,650

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		128,000	141,440

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		191,000	197,924

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		85,000	90,100

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
9s, 2014 (Russia)		1,425,000	1,581,750

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Financials cont.
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		$325,000	$334,827

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		500,000	507,500

Shinhan Bank 144A sr. unsec. bonds 6s, 2012 (South Korea)		137,000	138,370

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	160,654

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s,
2015 (United Kingdom)		200,000	184,452

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.378s, 2014		60,000	56,100

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		305,000	306,325

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,385,000	1,462,905

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		130,000	135,850

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		927,000	948,961

			15,829,525
Health care (1.6%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		139,000	142,823

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		100,000	107,625

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		160,000	164,000

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	220,000	318,944

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 8s, 2019		$220,000	227,700

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	138,178

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$428,000	439,770

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		45,000	47,025

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		145,000	151,888

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		203,000	223,554

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		220,000	226,050

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec
notes 7s, 2019		130,000	138,775

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		165,000	169,950

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		226,000	244,645

HCA, Inc. sr. notes 6 1/2s, 2020		688,000	723,260

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		195,000	206,700

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		215,000	230,050

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec notes 8 3/8s, 2019		239,000	232,428

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount	Value

Health care cont.
Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	$195,000	$183,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	150,000	162,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	310,000	309,613

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	120,841	121,445

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	160,000	172,400

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	119,000	136,255

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	198,000	221,760

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	200,000	206,500

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	30,000	29,850

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	75,000	75,563

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	30,000	30,375

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	7,000	4,620

		5,787,046
Technology (1.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	261,000	287,100

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	6,000	5,940

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	162,000	159,570

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	76,000	76,190

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	129,000	117,068

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	283,000	255,408

Epicor Software Corp. company guaranty sr. unsec notes
8 5/8s, 2019	80,000	81,800

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	111,000	123,210

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	76,000	83,220

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	346,000	346,865

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	484,401	491,667

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	97,000	87,785

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	121,000	118,278

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	75,000	81,281

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	105,000	106,969

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	43,000	48,268

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	368,000	412,160

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	470,000	495,850

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	55,000	56,788

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	314,000	354,820

CORPORATE BONDS AND NOTES (29.9%)* cont.	Principal amount		Value

Technology cont.
Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)		$186,000	$203,670

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		351,000	364,601

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		149,000	159,058

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		188,000	207,270

			4,724,836
Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	528,000	614,158

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		$198,000	205,920

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018		240,000	261,300

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		125,000	51,875

			1,133,253
Utilities and power (1.3%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		475,000	534,969

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		135,000	149,175

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		165,000	178,613

Calpine Corp. 144A sr. notes 7 1/4s, 2017		425,000	450,500

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †		495,000	325,463

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		151,000	104,190

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		69,000	56,580

Edison Mission Energy sr. unsec. notes 7.2s, 2019		147,000	91,140

Edison Mission Energy sr. unsec. notes 7s, 2017		23,000	14,490

El Paso Natural Gas Co. debs. 8 5/8s, 2022		247,000	306,496

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		595,000	645,575

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		296,000	322,640

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		300,000	333,000

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		295,000	268,450

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	41,400

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		115,000	125,350

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021		595,000	571,200

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		110,000	119,377

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		135,000	88,088

			4,726,696

Total corporate bonds and notes (cost $104,632,499)			$107,281,709

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.0%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$838,117	$947,269

			947,269
U.S. Government Agency Mortgage Obligations (25.7%)
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, May 1, 2042		22,000,000	22,524,218
3 1/2s, TBA, April 1, 2042		68,000,000	69,827,500

			92,351,718

Total U.S. government and agency mortgage obligations (cost $93,415,180)			$93,298,987

U.S. TREASURY OBLIGATIONS (0.4%)*		Principal amount	Value

U.S. Treasury Bills with an effective yield of 0.00%, July 12, 2012 [i]		$504,000	$503,899

U.S. Treasury Inflation Protected Securities 1.875%, July 15, 2013 [i]		884,491	934,651

Total U.S. treasury obligations (cost $1,438,550)			$1,438,550

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$2,578,000	$1,083

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.042% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	2,633,000	16,746

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.064% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	2,633,000	21,169

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.085% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	2,633,000	25,066

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	12,323,136	27,234

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	14,787,763	33,420

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	4,929,254	7,197

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	12,323,136	18,485

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	$12,323,136	$16,143

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	2,578,000	1,083

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.765% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	6,075,000	6

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	2,578,000	129

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 2.015% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	2,430,000	24

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	12,323,136	1,099,101

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	14,787,763	1,330,751

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	4,929,254	503,720

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	12,323,136	1,269,776

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	12,323,136	1,293,067

Option on an interest rate swap with Citibank,
N.A. for the right to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA
maturing July 2026.	Jul-16/4.74	19,702,000	693,215

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	2,578,000	2,088

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	$2,578,000	$129

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.985% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.985	2,770,000	111

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	12,272,000	85,045

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	Jul-16/4.74	19,702,000	2,635,399

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	14,963,000	612,600

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	24,236,000	1,098,909

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	19,702,000	724,955

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	2,578,000	2,088

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	18,875,000	86,448

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	6,702,000	15,281

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	6,702,000	31,030

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	$12,272,000	$85,045

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	6,702,000	46,847

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	6,702,000	60,653

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	6,702,000	73,923

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	6,702,000	86,523

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	14,963,000	1,480,903

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	24,236,000	2,574,348

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	19,702,000	2,546,089

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 2.73% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/2.73	5,475,900	58,209

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	5,571,800	349,692

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	5,571,800	327,354

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	15,808,000	266,555

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	2,578,000	2,088

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	$2,578,000	$1,083

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	2,578,000	129

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	12,195,000	976

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.1125% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.1125	2,633,000	29,226

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.13375% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.13375	2,633,000	32,676

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.225% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.225	4,714,000	66,892

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.2475% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.2475	4,714,000	74,057

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.27% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.27	4,714,000	80,657

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.73% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/2.73	5,475,900	214,765

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	5,571,800	1,292,630

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	5,571,800	1,356,499

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	15,808,000	1,377,493

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	$6,463,000	$177,474

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	6,463,000	164,677

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	6,463,000	181,869

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	6,463,000	169,460

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	6,463,000	186,328

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	6,463,000	190,723

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	800,000	12,752

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	800,000	15,976

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	800,000	18,816

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	800,000	21,136

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	800,000	23,400

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	800,000	25,408

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	800,000	27,064

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	$800,000	$28,816

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	800,000	30,440

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	2,260,000	140,210

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	2,260,000	175,512

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	2,260,000	201,931

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	5,316,000	126,866

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	14,853,000	255,739

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	15,808,000	272,214

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	2,578,000	2,088

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	2,578,000	1,083

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	2,578,000	11,807

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835 versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	2,578,000	12,916

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	2,578,000	14,127

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	$2,578,000	$15,339

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	2,578,000	129

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	2,578,000	16,164

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	12,195,000	976

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.005% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.005	2,770,000	3,656

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.03% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.03	2,770,000	9,252

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.055% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.055	2,770,000	14,764

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	6,463,000	26,046

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.09% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.09	6,463,000	20,617

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	6,463,000	29,730

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.095% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.095	6,463,000	24,495

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.10% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	6,463,000	33,414

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.105% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	$6,463,000	$37,033

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	12,272,000	87,868

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	800,000	1,288

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	800,000	4,064

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	2,531,000	24,905

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	800,000	6,520

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	800,000	8,384

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	800,000	10,128

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	800,000	11,776

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	800,000	13,016

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	800,000	14,352

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3175% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	4,714,000	83,862

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	800,000	15,480

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.34375% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	$4,714,000	$92,064

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	2,531,000	26,272

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3675% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	4,714,000	99,041

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	2,260,000	28,001

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	2,260,000	60,184

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	2,260,000	84,637

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	5,316,000	343,105

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	14,853,000	1,263,827

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	15,808,000	1,350,572

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 2.3475% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475	3,552,000	18,044

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	12,356,514	16,681

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	6,931,154	8,456

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	5,316,000	126,866

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (9.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	$14,853,000	$255,739

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 5.11% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/5.11	10,549,000	153,657

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	2,578,000	2,088

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	2,578,000	1,083

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	2,578,000	129

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	12,195,000	122

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 2.3475% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475	3,552,000	31,364

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	12,356,514	1,246,896

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	6,931,154	729,435

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	5,316,000	343,105

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	14,853,000	1,263,827

Total purchased options outstanding (cost $39,705,984)			$34,684,705

FOREIGN GOVERNMENT BONDS AND NOTES (7.5%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$1,520,000	$1,341,400

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		197,000	198,765

Argentina (Republic of) sr. unsec. bonds FRB 0.629s, 2013		1,431,000	345,587

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,501,000	5,165,439

FOREIGN GOVERNMENT BONDS AND NOTES (7.5%)* cont.	Principal amount		Value

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	2,039,000	$475,931

Brazil (Federal Republic of) unsec. notes 10s, 2017	BRL	1,500	820,860

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	990	558,638

Chile (Republic of) notes 5 1/2s, 2020	CLP	170,000,000	363,485

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		$265,000	254,400

Export-Import Bank of Korea 144A sr. unsec. unsub. notes
5.1s, 2013	INR	22,600,000	426,678

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$690,000	789,477

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		4,000	3,653

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014		1,590,000	1,725,134

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	9,750,000	328,989

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017		$2,600,000	2,601,300

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		2,037,400	2,421,959

Sri Lanka (Republic of) 144A notes 7.4s, 2015		200,000	211,788

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		1,205,000	1,390,654

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	148,978

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		925,000	921,679

Ukraine (Government of) 144A bonds 7 3/4s, 2020		530,000	453,150

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		560,000	481,617

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		1,715,000	1,652,831

Venezuela (Republic of) bonds 8 1/2s, 2014		225,000	225,320

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		1,985,000	2,071,566

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		1,285,000	1,407,756

Total foreign government bonds and notes (cost $25,615,958)			$26,787,034

ASSET-BACKED SECURITIES (4.6%)*	Principal amount		Value

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-HE9,
Class 1A2, 0.392s, 2036		$3,781,000	$1,663,640

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.117s, 2034		44,609	12,662

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2, Class AF4,
4.964s, 2035		506,748	468,742

Countrywide Asset Backed Certificates
FRB Ser. 06-25, Class 2A2, 0.362s, 2047		649,900	584,910
FRB Ser. 07-1, Class 2A2, 0.342s, 2037		1,875,000	1,621,875

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		495,084	19,803

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043	EUR	1,028,000	995,309
FRB Ser. 03-2, Class 3C, 3.52s, 2043	GBP	384,009	446,079

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$858,870	435,877
Ser. 94-4, Class B2, 8.6s, 2019		302,044	135,800
Ser. 93-1, Class B, 8.45s, 2018		114,586	80,612

GSAA Home Equity Trust FRB Ser. 07-3, Class A4A,
0.462s, 2047 F		1,600,997	680,234

ASSET-BACKED SECURITIES (4.6%)* cont.	Principal amount	Value

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.242s, 2030	$402,158	$201,079

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.412s, 2037	887,726	385,051

Merrill Lynch First Franklin Mortgage Loan Trust FRB Ser. 07-3,
Class A2B, 0.372s, 2037	2,814,238	1,651,958

Merrill Lynch Mortgage Investors Trust
FRB Ser. 07-HE1, Class A2D, 0.572s, 2037	1,263,040	410,488
FRB Ser. 06-HE3, Class A3, 0.392s, 2037	3,186,729	1,084,125
FRB Ser. 07-HE1, Class A2A, 0.372s, 2037	3,560,373	1,157,121
FRB Ser. 06-HE5, Class A2B, 0.352s, 2037	1,468,565	807,711

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	93,520	93,469

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.442s, 2034	45,444	12,961

Oakwood Mortgage Investors, Inc.
Ser. 95-B, Class B1, 7.55s, 2021	155,619	118,870
Ser. 01-C, Class A2, 5.92s, 2017	784,773	375,710

Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
0.702s, 2031	1,139,134	845,777

Structured Asset Securities Corp. FRB Ser. 06-BC2, Class A3,
0.392s, 2036	3,710,106	2,114,761

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	519,979	62,397

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037	390,000	195,000

Total asset-backed securities (cost $17,843,689)		$16,662,021

SENIOR LOANS (2.0%)* [c]	Principal amount	Value

Basic materials (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$89,325	$89,213

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	6,246	6,464

Momentive Performance Materials, Inc. bank term loan FRN
3 3/4s, 2013	157,098	154,611

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	89,100	86,928

		337,216
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	60,000	60,375

		60,375
Communication services (0.3%)
Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.83s, 2016	805,023	799,992

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	6,165	6,151

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)	460,000	451,088

Level 3 Financing, Inc. bank term loan FRN 2.729s, 2014	15,000	14,756

		1,271,987
Consumer cyclicals (0.9%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	76,314	76,568

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	47,875	47,992

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.494s, 2018	$344,663	$310,897

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	241,255	241,657

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014	285,209	262,647

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.894s, 2016	429,181	347,315

Compucom Systems, Inc. bank term loan FRN 3 3/4s, 2014	79,332	77,547

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014	216,620	64,535

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/4s, 2014	184,446	54,950

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2 1/4s, 2014	68,823	20,504

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡	101,341	95,134

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡	57,687	54,153

Goodman Global, Inc. bank term loan FRN 9s, 2017	114,545	115,814

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	177,585	178,283

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	71,794	71,704

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	160,000	159,571

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	40,495	40,360

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	482,391	212,654

Realogy Corp. bank term loan FRN Ser. B, 4.77s, 2016	422,232	391,855

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.803s, 2014	123,129	121,572

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2 3/4s, 2014	12,649	12,489

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	289,000	189,801

Univision Communications, Inc. bank term loan FRN 4.494s, 2017	171,147	158,571

		3,306,573
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 3.086s, 2014	137,072	130,219

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	114,138	113,709

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	243,775	243,131

Rite Aid Corp. bank term loan FRN Ser. B, 2s, 2014	94,519	92,676

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013	23,026	22,992

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016	55,855	55,925

		658,652
Energy (0.1%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	141,526	140,897

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	119,361	119,105

		260,002
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	170,000	156,506

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	71,175	71,086

		227,592
Health care (0.2%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	222,977	222,419

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	183,150	183,013

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	267,300	267,300

SENIOR LOANS (2.0%)* [c] cont.			Principal amount		Value

Health care cont.
Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017				$132,770	$131,318

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡				60,000	60,050

					864,100
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.743s, 2017				640,516	355,086

					355,086

Total senior loans (cost $8,323,056)					$7,341,583

CONVERTIBLE BONDS AND NOTES (0.1%)*			Principal amount		Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016				$157,000	$248,845

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014				155,000	175,731

Total convertible bonds and notes (cost $312,000)					$424,576

CONVERTIBLE PREFERRED STOCKS (0.1%)*				Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.				3,856	$161,229

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow) F				667	7

Lucent Technologies Capital Trust I 7.75% cv. pfd.				176	143,088

Total convertible preferred stocks (cost $365,767)					$304,324

PREFERRED STOCKS (—%)*				Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.				198	$164,953

Total preferred stocks (cost $66,176)					$164,953

WARRANTS (—%)* †	Expiration		Strike
	date		price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14		$0.01	20	$411

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR	1.00	508	24,050

Total warrants (cost $19,277)					$24,461

COMMON STOCKS (—%)*				Shares	Value

Bohai Bay Litigation, LLC (Escrow) F				991	$3,091

Magellan Health Services, Inc. †				158	7,712

Trump Entertainment Resorts, Inc.				94	94

Vertis Holdings, Inc. F				734	7

Total common stocks (cost $13,036)					$10,904

SHORT-TERM INVESTMENTS (24.4%)*			Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% [e]				4,316,212	$4,316,212

U.S. Treasury Bills with an effective yield of 0.104%,
December 13, 2012 ##			$5,000,000		4,995,135

U.S. Treasury Bills with effective yields ranging from 0.084%
to 0.102%, November 15, 2012 ##				5,534,000	5,529,468

U.S. Treasury Bills with an effective yield of 0.087%,
October 18, 2012 ## #			27,595,000		27,575,187

U.S. Treasury Bills with effective yields ranging from 0.058%
to 0.096%, August 23, 2012 ##			27,424,000		27,410,946

SHORT-TERM INVESTMENTS (24.4%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from 0.059%
to 0.082%, July 26, 2012 ## #	$2,463,000	$2,462,352

U.S. Treasury Bills with effective yields ranging from 0.070%
to 0.070%, June 28, 2012 ## #	3,087,000	3,086,478

U.S. Treasury Bills with an effective yield of 0.079%,
May 3, 2012 ## #	979,000	978,923

U.S. Treasury Bills with an effective yield of 0.073%,
April 5, 2012 ##	500,000	499,994

U.S. Treasury Bills with an effective yield of 0.178%, May 17, 2012	10,500,000	10,497,585

Total short-term investments (cost $87,364,180)		$87,352,280

TOTAL INVESTMENTS

Total investments (cost $497,665,035)		$498,211,749

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
RUB	Russian Ruble

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $358,507,614.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $113,570,394 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.0%	Indonesia	0.7%

Russia	2.4	United Kingdom	0.6

Argentina	1.5	Netherlands	0.6

Venezuela	1.4	Mexico	0.6

Luxembourg	0.9	Other	2.7

Ukraine	0.8	Total	100.0%

Brazil	0.8

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/18/12	$1,830,963	$1,903,855	$(72,892)

	Brazilian Real	Buy	4/18/12	319,426	337,428	(18,002)

	Brazilian Real	Sell	4/18/12	319,426	319,571	145

	British Pound	Sell	4/18/12	376,486	375,383	(1,103)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

Bank of America N.A. cont.

	Canadian Dollar	Buy	4/18/12	$886,882	$890,556	$(3,674)

	Canadian Dollar	Sell	4/18/12	886,882	897,314	10,432

	Chilean Peso	Buy	4/18/12	50,275	50,588	(313)

	Chilean Peso	Sell	4/18/12	50,275	50,829	554

	Euro	Buy	4/18/12	1,180,533	1,180,060	473

	Japanese Yen	Sell	4/18/12	1,250,408	1,275,448	25,040

	Mexican Peso	Sell	4/18/12	115,934	116,130	196

	Norwegian Krone	Buy	4/18/12	297,804	295,046	2,758

	Norwegian Krone	Sell	4/18/12	297,804	301,856	4,052

	Russian Ruble	Buy	4/18/12	4,240	4,245	(5)

	South African Rand	Sell	4/18/12	16,220	16,494	274

	Swedish Krona	Buy	4/18/12	204,762	210,506	(5,744)

	Swiss Franc	Buy	4/18/12	1,434,934	1,433,067	1,867

	Turkish Lira	Buy	4/18/12	456,762	447,481	9,281

	Turkish Lira	Sell	4/18/12	456,762	461,339	4,577

Barclay’s Bank, PLC

	Australian Dollar	Sell	4/18/12	1,764,781	1,795,113	30,332

	Brazilian Real	Buy	4/18/12	971,543	1,110,028	(138,485)

	British Pound	Sell	4/18/12	2,529,845	2,521,642	(8,203)

	Canadian Dollar	Buy	4/18/12	2,693,421	2,718,968	(25,547)

	Canadian Dollar	Sell	4/18/12	2,693,420	2,718,577	25,157

	Chilean Peso	Buy	4/18/12	802,611	821,122	(18,511)

	Czech Koruna	Sell	4/18/12	2,016,178	2,019,545	3,367

	Euro	Sell	4/18/12	8,548,359	8,543,188	(5,171)

	Hungarian Forint	Buy	4/18/12	803,038	809,679	(6,641)

	Hungarian Forint	Sell	4/18/12	803,038	800,084	(2,954)

	Indian Rupee	Buy	4/18/12	143,894	146,719	(2,825)

	Indian Rupee	Sell	4/18/12	143,894	145,069	1,175

	Indonesian Rupiah	Buy	4/18/12	787,094	788,434	(1,340)

	Japanese Yen	Sell	4/18/12	1,584,852	1,616,430	31,578

	Malaysian Ringgit	Buy	4/18/12	795,285	810,434	(15,149)

	Mexican Peso	Buy	4/18/12	449,969	446,784	3,185

	New Zealand Dollar	Sell	4/18/12	561,049	558,595	(2,454)

	Norwegian Krone	Buy	4/18/12	1,152,344	1,168,682	(16,338)

	Polish Zloty	Buy	4/18/12	797,472	797,860	(388)

	Singapore Dollar	Sell	4/18/12	1,791,676	1,799,572	7,896

	South African Rand	Buy	4/18/12	765,353	796,314	(30,961)

	South Korean Won	Buy	4/18/12	773,858	783,616	(9,758)

	Swedish Krona	Buy	4/18/12	4,407,138	4,391,930	15,208

	Swiss Franc	Sell	4/18/12	1,254,778	1,250,331	(4,447)

	Taiwan Dollar	Sell	4/18/12	785,281	787,645	2,364

	Turkish Lira	Buy	4/18/12	1,108,784	1,121,236	(12,452)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	$6,801,325	$7,071,435	$(270,110)

	Brazilian Real	Buy	4/18/12	813,550	814,118	(568)

	Brazilian Real	Sell	4/18/12	813,550	812,761	(789)

	British Pound	Sell	4/18/12	4,333,748	4,307,000	(26,748)

	Canadian Dollar	Buy	4/18/12	594,830	597,131	(2,301)

	Canadian Dollar	Sell	4/18/12	594,830	601,903	7,073

	Chilean Peso	Buy	4/18/12	198,407	200,343	(1,936)

	Chilean Peso	Sell	4/18/12	198,407	199,540	1,133

	Czech Koruna	Sell	4/18/12	1,224,670	1,218,906	(5,764)

	Euro	Buy	4/18/12	385,864	367,075	18,789

	Japanese Yen	Sell	4/18/12	4,803,713	4,899,368	95,655

	Mexican Peso	Sell	4/18/12	347,616	344,648	(2,968)

	New Zealand Dollar	Buy	4/18/12	9,161	9,275	(114)

	New Zealand Dollar	Sell	4/18/12	9,161	9,096	(65)

	Norwegian Krone	Buy	4/18/12	370,461	375,719	(5,258)

	Polish Zloty	Buy	4/18/12	429,647	440,447	(10,800)

	Singapore Dollar	Sell	4/18/12	988,437	992,967	4,530

	South African Rand	Buy	4/18/12	476,741	505,332	(28,591)

	South Korean Won	Buy	4/18/12	788,352	798,471	(10,119)

	Swedish Krona	Buy	4/18/12	2,542,556	2,517,598	24,958

	Swiss Franc	Buy	4/18/12	1,279,818	1,275,649	4,169

	Taiwan Dollar	Sell	4/18/12	784,847	787,205	2,358

	Turkish Lira	Buy	4/18/12	711,444	733,375	(21,931)

Credit Suisse AG

	Australian Dollar	Buy	4/18/12	4,170,699	4,363,988	(193,289)

	Brazilian Real	Buy	4/18/12	1,816,211	1,914,154	(97,943)

	Brazilian Real	Sell	4/18/12	1,816,211	1,840,349	24,138

	British Pound	Sell	4/18/12	2,425,888	2,401,209	(24,679)

	Canadian Dollar	Sell	4/18/12	910,686	934,409	23,723

	Chilean Peso	Buy	4/18/12	778,981	786,258	(7,277)

	Czech Koruna	Sell	4/18/12	1,632,061	1,618,935	(13,126)

	Euro	Sell	4/18/12	3,365,005	3,363,442	(1,563)

	Hungarian Forint	Buy	4/18/12	824,610	830,781	(6,171)

	Hungarian Forint	Sell	4/18/12	824,611	798,723	(25,888)

	Indian Rupee	Buy	4/18/12	138,320	140,867	(2,547)

	Indian Rupee	Sell	4/18/12	138,320	139,422	1,102

	Japanese Yen	Sell	4/18/12	916,521	935,876	19,355

	Mexican Peso	Sell	4/18/12	286,690	303,262	16,572

	New Zealand Dollar	Sell	4/18/12	750,410	760,396	9,986

	Norwegian Krone	Sell	4/18/12	1,549,340	1,528,764	(20,576)

	Polish Zloty	Buy	4/18/12	775,601	773,009	2,592

	Singapore Dollar	Sell	4/18/12	988,755	992,668	3,913

	South African Rand	Buy	4/18/12	451,948	479,586	(27,638)

	South Korean Won	Buy	4/18/12	787,180	807,310	(20,130)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

Credit Suisse AG cont.

	Swedish Krona	Buy	4/18/12	$5,419,105	$5,382,168	$36,937

	Swiss Franc	Sell	4/18/12	3,537,754	3,525,100	(12,654)

	Taiwan Dollar	Buy	4/18/12	1,619,812	1,623,929	(4,117)

	Taiwan Dollar	Sell	4/18/12	1,619,812	1,622,075	2,263

	Turkish Lira	Buy	4/18/12	1,132,597	1,156,123	(23,526)

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	2,663,820	2,765,928	(102,108)

	Brazilian Real	Buy	4/18/12	447,120	525,264	(78,144)

	British Pound	Sell	4/18/12	785,759	783,250	(2,509)

	Canadian Dollar	Buy	4/18/12	2,029,136	2,052,597	(23,461)

	Chilean Peso	Buy	4/18/12	202,808	204,050	(1,242)

	Chilean Peso	Sell	4/18/12	202,808	203,058	250

	Czech Koruna	Sell	4/18/12	1,626,714	1,617,731	(8,983)

	Euro	Sell	4/18/12	2,427,621	2,435,347	7,726

	Mexican Peso	Sell	4/18/12	1	53	52

	New Zealand Dollar	Buy	4/18/12	30,183	30,569	(386)

	New Zealand Dollar	Sell	4/18/12	30,183	29,967	(216)

	Norwegian Krone	Buy	4/18/12	89,592	90,836	(1,244)

	Norwegian Krone	Sell	4/18/12	89,592	88,770	(822)

	Polish Zloty	Buy	4/18/12	790,824	781,641	9,183

	Singapore Dollar	Sell	4/18/12	988,755	993,128	4,373

	South African Rand	Buy	4/18/12	773,821	806,086	(32,265)

	South Korean Won	Buy	4/18/12	792,519	802,118	(9,599)

	Swedish Krona	Sell	4/18/12	2,591,726	2,564,559	(27,167)

	Swiss Franc	Buy	4/18/12	621,461	619,341	2,120

	Turkish Lira	Buy	4/18/12	985,412	993,687	(8,275)

Goldman Sachs International

	Australian Dollar	Buy	4/18/12	1,682,054	1,843,253	(161,199)

	British Pound	Sell	4/18/12	1,557,763	1,552,800	(4,963)

	Canadian Dollar	Buy	4/18/12	3,337,561	3,349,886	(12,325)

	Canadian Dollar	Sell	4/18/12	3,337,560	3,377,167	39,607

	Chilean Peso	Buy	4/18/12	396,260	397,868	(1,608)

	Czech Koruna	Sell	4/18/12	1,620,946	1,605,288	(15,658)

	Euro	Sell	4/18/12	3,417,290	3,416,022	(1,268)

	Japanese Yen	Sell	4/18/12	1,872,994	1,910,337	37,343

	Norwegian Krone	Buy	4/18/12	1,101,660	1,116,659	(14,999)

	Singapore Dollar	Sell	4/18/12	790,988	794,855	3,867

	South African Rand	Buy	4/18/12	716,614	733,393	(16,779)

	South Korean Won	Buy	4/18/12	785,939	796,040	(10,101)

	Swedish Krona	Buy	4/18/12	1,629,623	1,612,879	16,744

	Swiss Franc	Buy	4/18/12	63,265	63,156	109

	Taiwan Dollar	Sell	4/18/12	784,058	787,806	3,748

	Turkish Lira	Buy	4/18/12	1,282,578	1,296,088	(13,510)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	$1,284,666	$1,333,375	$(48,709)

	British Pound	Sell	4/18/12	1,920,247	1,914,519	(5,728)

	Canadian Dollar	Buy	4/18/12	43,698	43,866	(168)

	Canadian Dollar	Sell	4/18/12	43,698	44,170	472

	Czech Koruna	Sell	4/18/12	1,620,957	1,605,315	(15,642)

	Euro	Sell	4/18/12	2,835,093	2,831,620	(3,473)

	Indian Rupee	Sell	4/18/12	11,034	12,635	1,601

	Japanese Yen	Sell	4/18/12	3,026,290	3,000,486	(25,804)

	New Zealand Dollar	Buy	4/18/12	12,597	12,751	(154)

	New Zealand Dollar	Sell	4/18/12	12,597	12,506	(91)

	Norwegian Krone	Sell	4/18/12	1,007,241	1,021,628	14,387

	Singapore Dollar	Sell	4/18/12	988,755	992,970	4,215

	South Korean Won	Buy	4/18/12	785,704	792,548	(6,844)

	Swedish Krona	Buy	4/18/12	21,496	21,275	221

	Swedish Krona	Sell	4/18/12	21,496	21,089	(407)

	Swiss Franc	Buy	4/18/12	918,509	915,516	2,993

	Turkish Lira	Buy	4/18/12	770,139	776,070	(5,931)

JPMorgan Chase Bank NA

	Australian Dollar	Buy	4/18/12	2,152,048	2,332,642	(180,594)

	Brazilian Real	Buy	4/18/12	340,171	446,526	(106,355)

	British Pound	Sell	4/18/12	5,128,143	5,095,916	(32,227)

	Canadian Dollar	Buy	4/18/12	212,275	214,843	(2,568)

	Canadian Dollar	Sell	4/18/12	212,275	213,095	820

	Chilean Peso	Buy	4/18/12	62,078	62,349	(271)

	Chilean Peso	Sell	4/18/12	62,078	62,632	554

	Czech Koruna	Sell	4/18/12	2,035,143	2,021,050	(14,093)

	Euro	Sell	4/18/12	6,893,799	6,901,607	7,808

	Japanese Yen	Sell	4/18/12	2,814,274	2,925,707	111,433

	Mexican Peso	Sell	4/18/12	1,121,107	1,127,458	6,351

	New Zealand Dollar	Buy	4/18/12	30,510	30,903	(393)

	New Zealand Dollar	Sell	4/18/12	30,510	30,292	(218)

	Norwegian Krone	Buy	4/18/12	3,087,079	3,134,219	(47,140)

	Polish Zloty	Buy	4/18/12	809,868	821,273	(11,405)

	Russian Ruble	Sell	4/18/12	343,866	343,593	(273)

	Singapore Dollar	Sell	4/18/12	2,582,665	2,594,087	11,422

	South African Rand	Buy	4/18/12	1,083,128	1,089,637	(6,509)

	South Korean Won	Buy	4/18/12	789,005	798,562	(9,557)

	Swedish Krona	Sell	4/18/12	1	4,466	4,465

	Swiss Franc	Sell	4/18/12	3,742,618	3,729,622	(12,996)

	Taiwan Dollar	Sell	4/18/12	790,109	792,874	2,765

	Turkish Lira	Buy	4/18/12	1,114,933	1,122,966	(8,033)

	Turkish Lira	Sell	4/18/12	1,114,933	1,103,317	(11,616)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

The Royal Bank of Scotland PLC

	Australian Dollar	Buy	4/18/12	$4,760,441	$4,943,515	$(183,074)

	Brazilian Real	Buy	4/18/12	104,328	198,816	(94,488)

	British Pound	Sell	4/18/12	1,613,100	1,590,911	(22,189)

	Canadian Dollar	Sell	4/18/12	1,430,197	1,418,440	(11,757)

	Chilean Peso	Buy	4/18/12	25,668	25,711	(43)

	Chilean Peso	Sell	4/18/12	25,668	25,944	276

	Czech Koruna	Sell	4/18/12	2,028,133	2,019,838	(8,295)

	Euro	Sell	4/18/12	9,137,225	9,142,485	5,260

	Hungarian Forint	Buy	4/18/12	803,039	807,603	(4,564)

	Hungarian Forint	Sell	4/18/12	803,038	798,251	(4,787)

	Indian Rupee	Buy	4/18/12	68,695	69,328	(633)

	Indian Rupee	Sell	4/18/12	68,695	69,946	1,251

	Japanese Yen	Sell	4/18/12	91,131	149,754	58,623

	Mexican Peso	Sell	4/18/12	516,733	552,078	35,345

	New Zealand Dollar	Buy	4/18/12	30,265	30,670	(405)

	New Zealand Dollar	Sell	4/18/12	30,265	30,048	(217)

	Norwegian Krone	Sell	4/18/12	151,420	90,457	(60,963)

	Polish Zloty	Buy	4/18/12	809,162	817,656	(8,494)

	Singapore Dollar	Sell	4/18/12	1,593,671	1,600,617	6,946

	South African Rand	Buy	4/18/12	137,074	190,688	(53,614)

	South Korean Won	Buy	4/18/12	790,437	791,724	(1,287)

	Swedish Krona	Buy	4/18/12	3,903,246	3,860,370	42,876

	Swiss Franc	Sell	4/18/12	1,790,150	1,784,673	(5,477)

	Taiwan Dollar	Buy	4/18/12	59,568	57,877	1,691

	Turkish Lira	Buy	4/18/12	1,063,169	1,059,166	4,003

State Street Bank and Trust Company

	Australian Dollar	Buy	4/18/12	1,991,661	2,165,337	(173,676)

	Brazilian Real	Buy	4/18/12	553,795	697,029	(143,234)

	British Pound	Buy	4/18/12	699,074	702,069	(2,995)

	Canadian Dollar	Buy	4/18/12	61,337	50,571	10,766

	Chilean Peso	Buy	4/18/12	789,496	795,165	(5,669)

	Czech Koruna	Sell	4/18/12	2,436,675	2,422,527	(14,148)

	Euro	Sell	4/18/12	3,998,820	3,995,754	(3,066)

	Hungarian Forint	Buy	4/18/12	704,829	716,184	(11,355)

	Japanese Yen	Sell	4/18/12	2,960,438	3,041,828	81,390

	Mexican Peso	Sell	4/18/12	365,583	372,938	7,355

	New Zealand Dollar	Buy	4/18/12	35,827	36,262	(435)

	New Zealand Dollar	Sell	4/18/12	35,827	35,566	(261)

	Norwegian Krone	Buy	4/18/12	677,461	724,655	(47,194)

	Polish Zloty	Buy	4/18/12	420,783	425,621	(4,838)

	Singapore Dollar	Sell	4/18/12	989,949	994,208	4,259

	South African Rand	Buy	4/18/12	1,539,083	1,575,553	(36,470)

	South Korean Won	Buy	4/18/12	770,446	793,706	(23,260)

	Swedish Krona	Buy	4/18/12	5,887,513	5,827,867	59,646

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $327,142,878) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation

State Street Bank and Trust Company cont.

	Swiss Franc	Sell	4/18/12	$1,250,568	$1,245,943	$(4,625)

	Taiwan Dollar	Buy	4/18/12	2,423,672	2,425,104	(1,432)

	Taiwan Dollar	Sell	4/18/12	2,423,671	2,427,981	4,310

	Turkish Lira	Buy	4/18/12	747,611	786,408	(38,797)

UBS AG

	Australian Dollar	Buy	4/18/12	1,973,047	2,051,253	(78,206)

	Brazilian Real	Buy	4/18/12	2	98,591	(98,589)

	British Pound	Sell	4/18/12	2,944,076	2,867,384	(76,692)

	Canadian Dollar	Buy	4/18/12	2,674,679	2,705,649	(30,970)

	Czech Koruna	Sell	4/18/12	2,437,676	2,439,730	2,054

	Euro	Buy	4/18/12	535,648	537,945	(2,297)

	Hungarian Forint	Buy	4/18/12	807,145	804,174	2,971

	Indian Rupee	Sell	4/18/12	464,938	474,065	9,127

	Japanese Yen	Sell	4/18/12	1,075,736	1,185,670	109,934

	Mexican Peso	Buy	4/18/12	2,415,390	2,386,228	29,162

	Mexican Peso	Sell	4/18/12	2,415,389	2,431,700	16,311

	New Zealand Dollar	Buy	4/18/12	29,365	29,711	(346)

	New Zealand Dollar	Sell	4/18/12	29,365	29,155	(210)

	Norwegian Krone	Buy	4/18/12	679,497	755,270	(75,773)

	Polish Zloty	Buy	4/18/12	809,836	811,972	(2,136)

	Singapore Dollar	Sell	4/18/12	989,949	994,724	4,775

	South African Rand	Buy	4/18/12	778,673	785,606	(6,933)

	South Korean Won	Buy	4/18/12	768,313	788,404	(20,091)

	Swedish Krona	Buy	4/18/12	5,931,049	5,870,290	60,759

	Swiss Franc	Sell	4/18/12	4,215,390	4,201,193	(14,197)

	Taiwan Dollar	Buy	4/18/12	16,752	15,489	1,263

	Turkish Lira	Buy	4/18/12	461,681	494,504	(32,823)

Westpac Banking Corporation

	Australian Dollar	Buy	4/18/12	895,213	1,030,590	(135,377)

	British Pound	Buy	4/18/12	584,241	582,350	1,891

	Canadian Dollar	Buy	4/18/12	2,851,674	2,868,117	(16,443)

	Canadian Dollar	Sell	4/18/12	2,851,675	2,839,170	(12,505)

	Euro	Sell	4/18/12	1,641,489	1,640,757	(732)

	Japanese Yen	Sell	4/18/12	1,102,865	1,166,379	63,514

	Mexican Peso	Sell	4/18/12	1,600,368	1,617,745	17,377

	New Zealand Dollar	Buy	4/18/12	38,690	39,164	(474)

	New Zealand Dollar	Sell	4/18/12	38,690	38,413	(277)

	Norwegian Krone	Buy	4/18/12	146,963	153,742	(6,779)

	Swedish Krona	Buy	4/18/12	1,847,376	1,827,452	19,924

	Swiss Franc	Buy	4/18/12	32,685	32,475	210

	Swiss Franc	Sell	4/18/12	32,685	32,565	(120)

Total						$(2,525,230)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	3	$360,733	Jun-12	$(849)

Canadian Government Bond
10 yr (Long)	29	3,815,399	Jun-12	(6,818)

Euro-Bobl 5 yr (Short)	5	827,627	Jun-12	(1,284)

Euro-Bund 10 yr (Long)	11	2,031,745	Jun-12	6,418

Euro-Schatz 2 yr (Long)	18	2,648,768	Jun-12	60

Euro-Swiss Franc 3 Month (Short)	38	10,512,407	Jun-12	(103,604)

Euro-Swiss Franc 3 Month (Short)	38	10,511,355	Dec-12	(139,445)

Japanese Government Bond
10 yr (Short)	13	22,304,337	Jun-12	31,342

Japanese Government Bond
10 yr Mini (Long)	4	686,046	Jun-12	(1,179)

U.K. Gilt 10 yr (Short)	4	732,635	Jun-12	(363)

Total				$(215,722)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	$1,212,000	Jun-12/2.183	$9,526

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	11,059,894	Aug-16/4.28	1,174,782

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	26,715,351	Aug-16/4.35	2,945,741

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	11,059,894	Aug-16/4.28	501,478

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	9,756,000	Apr-12/2.4275	128,682

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	5,475,900	Aug-12/2.73	214,765

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.111%
versus the three month USD-LIBOR-BBA maturing
April 2022.	1,830,000	Apr-12/2.111	2,544

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	1,212,000	Jun-12/2.183	9,526

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	$547,769	Jun-16/4.39	$40,224

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,554,860	Jul-16/4.67	847,085

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	7,865,832	Aug-16/4.68	1,020,898

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,621,944	Jul-16/4.80	360,155

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	5,475,900	Aug-12/2.73	58,209

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,554,860	Jul-16/4.67	241,193

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	7,865,832	Aug-16/4.68	288,007

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,621,944	Jul-16/4.80	89,768

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	547,769	Jun-16/4.89	8,847

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	1,830,000	Apr-12/2.111	2,544

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	1,237,000	Jul-12/2.1714	11,294

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	9,756,000	Apr-12/2.4275	128,682

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	10,137,000	Jul-12/2.6075	310,091

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	10,072,118	May-16/4.11	645,099

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	556,661	Jun-16/4.12	35,808

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021.	$1,659,222	Jun-16/4.61	$133,606

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021.	24,507,428	May-16/4.705	2,085,313

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026.	3,945,779	Jun-16/4.86	559,614

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021.	1,659,222	Jun-16/4.61	30,999

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA maturing May 2021.	24,507,428	May-16/4.705	421,969

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	10,072,118	May-16/5.11	146,710

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	556,661	Jun-16/5.12	8,112

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026.	3,945,779	Jun-16/5.86	77,475

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,237,000	Jul-12/2.1714	11,294

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	5,156,000	May-12/2.324	53,622

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	5,156,000	Jun-12/2.346	71,256

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	5,156,000	Jul-12/2.372	86,518

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	5,156,000	Aug-12/2.394	98,789

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	5,156,000	Sep-12/2.419	110,029

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	9,756,000	Apr-12/2.4275	128,682

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	$5,156,000	Oct-12/2.443	$120,444

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	13,017,000	Aug-12/2.4475	289,889

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	10,137,000	Jul-12/2.6075	310,091

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	26,365,900	Aug-12/2.855	1,268,463

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	26,365,900	Aug-12/2.855	216,728

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	1,830,000	Apr-12/2.111	2,544

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	1,237,000	Jul-12/2.1714	11,294

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	1,212,000	Jun-12/2.183	9,526

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	9,756,000	Apr-12/2.4275	128,682

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	9,756,000	Apr-12/2.498	184,291

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	10,187,746	May-16/4.60	823,852

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	18,914,561	May-16/4.765	1,648,196

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	10,187,746	May-16/4.60	187,179

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	18,914,561	May-16/4.765	318,937

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,830,000	Apr-12/2.111	2,544

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	$1,237,000	Jul-12/2.1714	$11,294

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	1,212,000	Jun-12/2.183	9,526

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	1,444,000	Nov-12/2.32	26,728

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	1,444,000	Nov-12/2.335	27,826

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	1,444,000	Dec-12/2.345	28,851

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	1,444,000	Dec-12/2.355	29,847

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	1,444,000	Jan-13/2.3625	30,425

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	9,756,000	Apr-12/2.4275	128,682

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	9,756,000	Apr-12/2.498	184,291

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,979,000	Apr-12/2.60	54,977

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	10,137,000	Jul-12/2.61875	316,781

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,439,000	Jul-12/2.6825	51,646

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	526,562	Sep-16/3.49	32,678

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	$10,238,704	May-16/4.36	$741,876

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	526,562	Sep-16/3.49	36,206

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	10,238,704	May-16/4.86	166,840

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	1,830,000	Apr-12/2.111	2,544

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,237,000	Jul-12/2.1714	11,294

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	1,212,000	Jun-12/2.183	9,526

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	9,756,000	Apr-12/2.4275	128,682

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	14,963,000	Sep-15/4.04	1,480,903

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	5,571,800	Aug-15/4.375	1,308,788

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	5,571,800	Aug-15/4.46	1,376,396

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	544,291	Jun-16/4.575	43,496

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,572,614	Jul-16/4.74	879,173

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,686,784	Jul-16/4.79	504,787

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $28,777,407) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	$6,409,500	Apr-12/4.8675	$1,506,681

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	25,011,500	May-12/5.51	7,270,843

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	14,963,000	Sep-15/4.04	612,600

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	5,571,800	Aug-15/4.375	349,692

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	5,571,800	Aug-15/4.46	327,354

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	544,291	Jun-16/4.575	10,165

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	6,572,614	Jul-16/4.74	231,257

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	3,686,784	Jul-16/4.79	126,645

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,409,500	Apr-12/4.8675	6

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	25,011,500	May-12/5.51	25

Total			$36,680,927

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $37,976,680) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association,
3 1/2s, April 1, 2042	$37,000,000	4/12/12	$37,994,375

Total			$37,994,375

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$142,217,000	$—	3/23/14	0.643%	3 month USD-
					LIBOR-BBA	$(178,390)

	37,918,000	—	3/23/17	1.4045%	3 month USD-
					LIBOR-BBA	(259,115)

	24,818,000	—	3/23/22	3 month USD-
				LIBOR-BBA	2.388%	239,050

	2,105,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.0995%	22,019

	6,550,000	—	3/29/22	2.24312%	3 month USD-
					LIBOR-BBA	27,082

CAD	2,668,000	—	3/12/14	1.385%	3 month CAD-
					BA-CDOR	376

CAD	10,348,000	—	3/12/17	1.756%	3 month CAD-
					BA-CDOR	45,925

CAD	1,142,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	14,041

Barclay’s Bank, PLC
	$27,505,000	(68,763)	3/23/14	0.52%	3 month USD-
					LIBOR-BBA	(35,674)

	1,575,000 E	—	4/11/22	2.265%	3 month USD-
					LIBOR-BBA	5,072

	2,244,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	25,986

	7,014,000	—	3/14/14	3 month USD-
				LIBOR-BBA	0.57%	(643)

	500,000	—	3/14/17	3 month USD-
				LIBOR-BBA	1.136%	(2,480)

	1,066,000	—	3/14/42	3 month USD-
				LIBOR-BBA	2.84%	(40,356)

	1,280,000	—	3/14/22	3 month USD-
				LIBOR-BBA	2.08%	(21,624)

	5,471,000	—	3/14/17	3 month USD-
				LIBOR-BBA	1.133%	(27,912)

	6,377,000	—	3/14/22	2.078%	3 month USD-
					LIBOR-BBA	108,903

	587,000	—	3/14/42	2.834%	3 month USD-
					LIBOR-BBA	22,937

	2,553,000	—	3/14/22	3 month USD-
				LIBOR-BBA	2.0975%	(39,026)

	7,983,000	—	3/15/22	3 month USD-
				LIBOR-BBA	2.145%	(95,719)

	5,322,000	—	3/15/14	3 month USD-
				LIBOR-BBA	0.595%	1,973

	21,101,000	—	3/15/22	3 month USD-
				LIBOR-BBA	2.18551%	(174,554)

	193,726,000	—	3/15/14	3 month USD-
				LIBOR-BBA	0.5965%	77,770

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
$10,173,000	$—	3/15/17	3 month USD-
			LIBOR-BBA	1.1815%	$(36,506)

3,551,000	—	3/15/42	3 month USD-
			LIBOR-BBA	2.8737%	(123,065)

77,163,000	—	3/15/22	3 month USD-
			LIBOR-BBA	2.1255%	(1,063,227)

2,291,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.624%	2,101

693,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.324%	2,149

3,276,000	—	3/19/22	2.33%	3 month USD-
				LIBOR-BBA	(15,023)

160,000	—	3/19/42	3.083%	3 month USD-
				LIBOR-BBA	(1,188)

190,000	—	3/19/19	3 month USD-
			LIBOR-BBA	1.835%	868

3,759,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.6362%	4,347

4,260,000	—	3/20/17	1.37%	3 month USD-
				LIBOR-BBA	(22,666)

11,221,000	—	3/20/22	3 month USD-
			LIBOR-BBA	2.3975%	120,342

8,799,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.642%	11,160

2,854,000	—	3/20/17	3 month USD-
			LIBOR-BBA	1.386%	17,397

12,626,000	—	3/20/22	2.405%	3 month USD-
				LIBOR-BBA	(144,151)

599,000	—	3/20/42	3.151%	3 month USD-
				LIBOR-BBA	(12,648)

1,088,000	—	3/22/22	2.4425%	3 month USD-
				LIBOR-BBA	(16,014)

7,551,000	—	3/22/14	0.66125%	3 month USD-
				LIBOR-BBA	(12,260)

2,420,000	—	3/22/22	3 month USD-
			LIBOR-BBA	2.44125%	35,353

365,000	—	3/23/14	3 month USD-
			LIBOR-BBA	0.639%	428

549,000	—	3/26/14	0.6275%	3 month USD-
				LIBOR-BBA	(504)

7,065,000	—	3/26/14	0.62625%	3 month USD-
				LIBOR-BBA	(6,274)

1,405,000	—	3/26/22	2.355%	3 month USD-
				LIBOR-BBA	(8,779)

3,274,000	—	4/02/22	2.2325%	3 month USD-
				LIBOR-BBA	18,138

8,293,000	—	4/03/22	3 month USD-
			LIBOR-BBA	2.30%	5,059

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
AUD	5,514,000	$—	3/20/17	6 month AUD-
				BBR-BBSW	4.52%	$33,308

AUD	4,041,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(17,422)

AUD	5,702,000	—	3/20/14	4.205%	3 month AUD-
					BBR-BBSW	(23,138)

AUD	2,342,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(10,097)

AUD	14,898,000	—	3/20/17	4.52%	6 month AUD-
					BBR-BBSW	(89,993)

AUD	5,350,000	—	3/16/17	6 month AUD-
				BBR-BBSW	4.71%	79,581

AUD	2,209,000	—	3/16/22	6 month AUD-
				BBR-BBSW	5.0175%	45,502

EUR	15,485,000	—	3/23/14	6 month EUR-
				EURIBOR-
				REUTERS	1.105%	8,982

EUR	15,486,000	—	3/23/17	1.66%	6 month EUR-
					EURIBOR-
					REUTERS	(80,276)

EUR	6,022,000	—	3/23/22	2.375%	6 month EUR-
					EURIBOR-
					REUTERS	(58,751)

EUR	1,032,000	—	3/23/42	6 month EUR-
				EURIBOR-
				REUTERS	2.635%	22,163

EUR	6,106,000	—	3/28/14	1.097%	6 month EUR-
					EURIBOR-
					REUTERS	(3,249)

EUR	1,792,000	—	3/28/22	6 month EUR-
				EURIBOR-
				REUTERS	2.375%	17,029

EUR	6,709,000	—	3/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.643%	26,525

EUR	508,000	—	3/28/42	2.627%	6 month EUR-
					EURIBOR-
					REUTERS	(9,700)

GBP	3,460,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(6,519)

GBP	902,000	—	2/17/17	6 month GBP-
				LIBOR-BBA	1.6575%	4,778

GBP	463,000	—	2/17/22	6 month GBP-
				LIBOR-BBA	2.48%	3,883

GBP	6,110,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(541,598)

GBP	2,735,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(361,756)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
GBP	9,240,000 E	$—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	$857,352

GBP	10,640,000	—	3/20/14	6 month GBP-
				LIBOR-BBA	1.2925%	20,077

GBP	820,000	—	3/20/42	6 month GBP-
				LIBOR-BBA	3.3325%	26,791

GBP	3,356,000	—	3/26/17	6 month GBP-
				LIBOR-BBA	1.7005%	23,874

GBP	10,845,000	—	3/26/14	1.2825%	6 month GBP-
					LIBOR-BBA	(17,156)

JPY	1,310,457,000	—	2/13/17	6 month JPY-
				LIBOR-BBA	0.48%	3,921

JPY	655,228,500	—	2/16/17	6 month JPY-
				LIBOR-BBA	0.4675%	(2,701)

JPY	1,310,457,000	—	2/17/17	6 month JPY-
				LIBOR-BBA	0.44125%	(26,074)

JPY	5,127,900,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(4,814)

JPY	2,070,900,000	—	3/6/17	0.4725%	6 month JPY-
					LIBOR-BBA	8,653

JPY	3,997,900,000	—	3/30/14	0.3525%	6 month JPY-
					LIBOR-BBA	(3,171)

JPY	532,800,000	—	3/30/17	0.4925%	6 month JPY-
					LIBOR-BBA	(1,985)

JPY	373,000,000	—	3/30/22	6 month JPY-
				LIBOR-BBA	1.04375%	3,915

JPY	206,000,000	—	3/30/42	6 month JPY-
				LIBOR-BBA	1.9175%	6,612

Citibank, N.A.
	$893,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(10,002)

	2,244,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	25,986

	15,812,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.646%	20,793

	8,099,000	—	3/23/17	1.4259%	3 month USD-
					LIBOR-BBA	(63,807)

	8,976,000	—	3/23/22	2.4285%	3 month USD-
					LIBOR-BBA	(119,840)

	5,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.1348%	88

	231,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.643%	290

	30,000	—	3/23/17	1.412%	3 month USD-
					LIBOR-BBA	(216)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$119,000	$—	3/23/22	2.407%	3 month USD-
				LIBOR-BBA	$(1,354)

3,274,000	—	3/30/22	2.248%	3 month USD-
				LIBOR-BBA	12,289

Credit Suisse International
2,244,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	25,986

1,119,000 E	—	8/17/22	3 month USD-
			LIBOR-BBA	2.4475%	3,032

115,578,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.651%	168,277

10,124,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.377%	57,585

23,452,000	—	3/19/42	3 month USD-
			LIBOR-BBA	3.1405%	447,131

20,180,000	—	3/19/22	2.388%	3 month USD-
				LIBOR-BBA	(200,084)

1,980,000	—	3/19/42	3.075%	3 month USD-
				LIBOR-BBA	(11,512)

6,556,000	—	3/19/22	2.35125%	3 month USD-
				LIBOR-BBA	(42,828)

37,579,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.64%	46,135

15,594,000	—	3/20/17	1.38625%	3 month USD-
				LIBOR-BBA	(95,212)

4,882,000	—	3/20/22	2.406%	3 month USD-
				LIBOR-BBA	(56,179)

2,417,000	—	3/20/42	3 month USD-
			LIBOR-BBA	3.14%	45,637

6,556,000	—	3/20/22	2.383%	3 month USD-
				LIBOR-BBA	(61,628)

6,054,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.65125%	8,603

3,545,000	—	3/22/17	3 month USD-
			LIBOR-BBA	1.4425%	30,979

2,929,000	—	3/22/22	3 month USD-
			LIBOR-BBA	2.4425%	43,112

238,000	—	3/22/42	3.17%	3 month USD-
				LIBOR-BBA	(5,903)

2,517,000	—	3/22/22	2.47125%	3 month USD-
				LIBOR-BBA	(43,685)

7,551,000	—	3/22/14	3 month USD-
			LIBOR-BBA	0.6675%	13,178

5,483,000	—	3/27/22	2.311%	3 month USD-
				LIBOR-BBA	(12,014)

47,304,000	—	3/28/14	0.6075%	3 month USD-
				LIBOR-BBA	(23,563)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$5,820,000	$—	3/28/22	3 month USD-
				LIBOR-BBA	2.358%	$37,562

	8,120,000	—	3/28/17	3 month USD-
				LIBOR-BBA	1.356%	33,783

	1,810,000	—	3/28/42	3.085%	3 month USD-
					LIBOR-BBA	(12,950)

CAD	1,876,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	23,066

CAD	3,361,000	—	3/12/17	3 month CAD-
				BA-CDOR	1.756%	(14,916)

CAD	4,131,000	—	3/20/17	2.04125%	3 month CAD-
					BA-CDOR	(37,156)

CAD	2,822,000	—	3/21/22	3 month CAD-
				BA-CDOR	2.695%	34,708

CHF	38,240,000	—	3/14/14	6 month CHF-
				LIBOR-BBA	0.17%	(18,905)

CHF	8,121,000	—	3/14/17	6 month CHF-
				LIBOR-BBA	0.43%	(23,407)

CHF	10,627,000	—	3/19/14	0.2575%	6 month CHF-
					LIBOR-BBA	(14,864)

CHF	5,263,000	—	3/19/17	0.5525%	6 month CHF-
					LIBOR-BBA	(19,760)

CHF	4,393,000	—	3/19/22	6 month CHF-
				LIBOR-BBA	1.1675%	22,784

CHF	18,631,000	—	3/22/14	6 month CHF-
				LIBOR-BBA	0.2275%	12,777

CHF	1,080,000	—	3/22/22	1.2275%	6 month CHF-
					LIBOR-BBA	(12,592)

CHF	927,000	—	3/22/17	6 month CHF-
				LIBOR-BBA	0.58%	4,814

CHF	5,140,000	—	3/27/22	6 month CHF-
				LIBOR-BBA	1.1275%	(783)

CHF	2,588,000	—	3/29/22	6 month CHF-
				LIBOR-BBA	1.15%	7,047

GBP	6,112,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	478,583

GBP	1,842,000	—	3/21/22	2.60%	6 month GBP-
					LIBOR-BBA	(42,024)

MXN	33,670,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	90,835

SEK	12,630,000	—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	55,379

SEK	12,630,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	33,978

SEK	12,630,000	—	2/20/22	3 month SEK-
				STIBOR-SIDE	2.38%	(41,564)

SEK	6,484,000	—	2/23/22	2.545%	3 month SEK-
					STIBOR-SIDE	7,139

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	8,432,000	$—	2/24/22	2.5375%	3 month SEK-
					STIBOR-SIDE	$10,122

SEK	14,420,000	—	3/1/14	1.9675%	3 month SEK-
					STIBOR-SIDE	7,372

SEK	1,470,000	—	3/1/17	2.165%	3 month SEK-
					STIBOR-SIDE	1,713

SEK	21,185,000	—	3/6/22	3 month SEK-
				STIBOR-SIDE	2.475%	(43,407)

SEK	17,135,000	—	3/13/22	2.43%	3 month SEK-
					STIBOR-SIDE	45,159

SEK	30,084,000	—	3/22/14	3 month SEK-
				STIBOR-SIDE	2.03%	(9,016)

SEK	11,325,000	—	3/22/17	2.33%	3 month SEK-
					STIBOR-SIDE	169

SEK	13,132,000	—	3/22/22	2.72%	3 month SEK-
					STIBOR-SIDE	(15,497)

Deutsche Bank AG
	$452,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(5,356)

	2,244,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	25,986

	1,823,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	32,741

	9,227,000	—	3/01/14	0.5815%	3 month USD-
					LIBOR-BBA	(1,234)

	416,839,000	—	3/05/14	0.567%	3 month USD-
					LIBOR-BBA	57,222

	79,995,000	—	3/05/17	1.1673%	3 month USD-
					LIBOR-BBA	301,319

	6,507,000	—	3/05/22	2.133%	3 month USD-
					LIBOR-BBA	80,422

	5,993,000	—	3/05/42	2.856%	3 month USD-
					LIBOR-BBA	224,960

	1,790,000	—	3/06/22	2.064%	3 month USD-
					LIBOR-BBA	33,527

	3,234,000	—	3/06/17	3 month USD-
				LIBOR-BBA	1.09%	(24,438)

	4,485,000	—	3/06/42	2.807%	3 month USD-
					LIBOR-BBA	213,146

	3,450,000	—	3/07/17	3 month USD-
				LIBOR-BBA	1.106%	(23,537)

	1,854,000	—	3/07/22	2.061%	3 month USD-
					LIBOR-BBA	35,310

	4,765,000	—	3/07/42	2.79%	3 month USD-
					LIBOR-BBA	243,156

	11,037,700	—	3/12/22	3 month USD-
				LIBOR-BBA	2.092%	(184,097)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$13,617,000	$—	3/19/22	2.335%	3 month USD-
					LIBOR-BBA	$(68,729)

	659,000	—	3/26/22	2.34%	3 month USD-
					LIBOR-BBA	(3,207)

	2,438,000	—	4/03/17	3 month USD-
				LIBOR-BBA	1.291%	1,609

EUR	23,640,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(3,105,488)

MXN	33,670,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	101,295

Goldman Sachs International
	$7,744,000	(215,089)	3/26/22	2.075%	3 month USD-
					LIBOR-BBA	(64,463)

	2,244,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	25,986

	1,823,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	32,741

	16,594,900	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	(9,335)

	4,472,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	2,123

	24,860,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.625%	22,873

	9,085,000	—	3/20/17	1.365%	3 month USD-
					LIBOR-BBA	(46,054)

	3,615,000	—	3/20/22	2.3825%	3 month USD-
					LIBOR-BBA	(33,801)

	5,246,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.1285%	86,864

	6,556,000	—	3/21/22	3 month USD-
				LIBOR-BBA	2.405%	74,498

	58,015,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.6345%	62,013

	27,000,000	—	3/22/22	2.413%	3 month USD-
					LIBOR-BBA	(324,312)

	35,772,000	—	3/22/17	1.4097%	3 month USD-
					LIBOR-BBA	(255,438)

	11,394,000	—	3/22/42	3.1405%	3 month USD-
					LIBOR-BBA	(214,588)

	6,549,000	—	3/30/22	3 month USD-
				LIBOR-BBA	2.273125%	(9,515)

	6,548,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.245%	(29,597)

AUD	2,280,000	—	3/21/22	5.0175%	6 month AUD-
					BBR-BBSW	(43,146)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CHF	11,547,000	$—	3/15/14	6 month CHF-
				LIBOR-BBA	0.18%	$(3,288)

CHF	8,036,000	—	3/15/22	1.06%	6 month CHF-
					LIBOR-BBA	51,072

CHF	4,286,000	—	3/26/17	6 month CHF-
				LIBOR-BBA	0.575%	20,366

CHF	2,570,000	—	3/29/17	6 month CHF-
				LIBOR-BBA	0.53%	5,545

EUR	23,000,000	—	9/29/12	1.56%	6 month EUR-
					EURIBOR-
					REUTERS	(303,806)

EUR	5,400,000	—	9/29/13	1.47%	6 month EUR-
					EURIBOR-
					REUTERS	(99,022)

EUR	20,400,000	—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	692,702

EUR	13,100,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	677,630

EUR	2,306,000	—	3/23/22	2.385%	6 month EUR-
					EURIBOR-
					REUTERS	(25,303)

EUR	3,648,000	—	3/26/17	1.6275%	6 month EUR-
					EURIBOR-
					REUTERS	(10,701)

GBP	5,247,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	30,801

GBP	2,735,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	28,009

GBP	4,961,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	7,459

GBP	588,000	—	2/8/22	6 month GBP-
				LIBOR-BBA	2.4825%	5,677

GBP	3,804,000	—	2/8/17	1.625%	6 month GBP-
					LIBOR-BBA	(12,018)

GBP	1,188,000	—	2/8/42	6 month GBP-
				LIBOR-BBA	3.145%	(32,541)

GBP	17,495,000	—	2/8/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.5175%	(8,230)

GBP	19,103,000	—	2/10/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.505%	(16,621)

GBP	4,763,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(302,985)

GBP	4,763,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(258,721)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	360,000	$—	2/17/42	3.2075%	6 month GBP-
					LIBOR-BBA	$1,710

GBP	7,946,600	—	2/17/14	0.5625%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(14,894)

GBP	8,720,000	—	2/21/14	0.558%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(6,306)

GBP	1,608,000	—	2/24/17	6 month GBP-
				LIBOR-BBA	1.565%	(3,489)

GBP	551,000	—	2/24/22	6 month GBP-
				LIBOR-BBA	2.39%	(3,022)

GBP	771,000	—	2/24/42	3.13125%	6 month GBP-
					LIBOR-BBA	22,968

GBP	8,676,000	—	2/24/14	0.5125%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	6,369

GBP	2,042,000	—	3/2/17	6 month GBP-
				LIBOR-BBA	1.5475%	(7,886)

GBP	1,455,000	—	3/2/22	6 month GBP-
				LIBOR-BBA	2.3975%	(7,230)

GBP	182,000	—	3/2/42	6 month GBP-
				LIBOR-BBA	3.135%	(5,297)

GBP	2,473,000	—	3/2/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.54%	(269)

GBP	322,000	—	3/9/42	3.11%	6 month GBP-
					LIBOR-BBA	12,119

GBP	406,000	—	3/14/42	6 month GBP-
				LIBOR-BBA	3.2575%	3,733

GBP	2,289,000	—	3/14/17	1.6925%	6 month GBP-
					LIBOR-BBA	(16,124)

GBP	16,996,000	—	3/16/14	6 month GBP-
				LIBOR-BBA	1.31%	41,092

GBP	3,069,000	—	3/16/17	1.79%	6 month GBP-
					LIBOR-BBA	(44,668)

GBP	1,741,000	—	3/16/22	2.67%	6 month GBP-
					LIBOR-BBA	(58,458)

GBP	1,037,000	—	3/16/42	6 month GBP-
				LIBOR-BBA	3.3875%	52,505

SEK	22,265,000	—	2/13/17	2.15%	3 month SEK-
					STIBOR-SIDE	29,378

SEK	22,265,000	—	2/20/17	3 month SEK-
				STIBOR-SIDE	1.995%	(52,820)

SEK	71,803,700	—	2/21/14	3 month SEK-
				STIBOR-SIDE	1.895%	(52,872)

SEK	15,956,100	—	2/21/22	2.485%	3 month SEK-
					STIBOR-SIDE	30,181

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
SEK	21,688,000	$—	2/23/17	2.1575%	3 month SEK-
					STIBOR-SIDE	$26,481

SEK	8,460,000	—	3/1/22	3 month SEK-
				STIBOR-SIDE	2.5275%	(11,309)

SEK	17,038,000	—	3/6/17	3 month SEK-
				STIBOR-SIDE	2.115%	(26,038)

SEK	17,136,000	—	3/29/22	3 month SEK-
				STIBOR-SIDE	2.6325%	(2,623)

JPMorgan Chase Bank NA
	$98,000	—	3/23/22	2.39%	3 month USD-
					LIBOR-BBA	(962)

	2,418,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.639%	2,837

	2,117,000	—	3/23/17	1.398%	3 month USD-
					LIBOR-BBA	(13,786)

	67,898,000	—	3/26/14	0.6275%	3 month USD-
					LIBOR-BBA	(62,345)

	50,812,000	—	3/26/17	3 month USD-
				LIBOR-BBA	1.3425%	180,765

	11,541,000	—	3/26/22	2.3245%	3 month USD-
					LIBOR-BBA	(39,746)

	10,695,000	—	3/26/42	3 month USD-
				LIBOR-BBA	3.0525%	7,326

	5,657,000	—	3/26/17	1.3575%	3 month USD-
					LIBOR-BBA	(24,266)

CAD	30,837,000	—	3/13/14	1.4025%	3 month CAD-
					BA-CDOR	(6,044)

CAD	636,000	—	3/13/22	2.43%	3 month CAD-
					BA-CDOR	7,038

CAD	1,595,000	—	3/13/17	3 month CAD-
				BA-CDOR	1.78%	(5,257)

CAD	3,540,000	—	3/13/17	1.8025%	3 month CAD-
					BA-CDOR	7,863

CAD	5,761,000	—	3/22/17	3 month CAD-
				BA-CDOR	1.98%	34,438

EUR	2,987,000	—	3/23/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.506%	4,655

EUR	4,900,000	—	3/23/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.147%	41,604

EUR	124,000	—	3/23/42	2.65%	6 month EUR-
					EURIBOR-
					REUTERS	(3,189)

GBP	1,645,000	—	3/7/17	6 month GBP-
				LIBOR-BBA	1.54%	(7,536)

GBP	719,000	—	3/7/22	6 month GBP-
				LIBOR-BBA	2.354%	(8,477)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
JPY	853,120,000	$—	2/20/22	6 month JPY-
				LIBOR-BBA	0.965%	$(50,516)

JPY	3,554,300,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(3,337)

JPY	723,200,000	—	3/6/22	1.0175%	6 month JPY-
					LIBOR-BBA	4,605

	$2,244,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	25,986

CAD	3,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	32,820

JPY	2,402,400,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	290,070

JPY	511,900,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	298,158

JPY	358,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	92,889

JPY	482,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	26,735

MXN	19,054,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(43,065)

MXN	24,639,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(55,278)

MXN	4,810,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	15,500

MXN	24,320,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	722

MXN	66,197,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	1,966

MXN	24,320,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	28,839

MXN	37,740,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	68,867

UBS AG
CHF	28,420,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(413,709)

Total						$(2,786,471)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$638,221	$—	1/12/40	5.00% (1 month	Synthetic MBX	$1,192
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,048,324	—	1/12/41	5.00% (1 month	Synthetic TRS	15,844
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,157,201	—	1/12/40	5.00% (1 month	Synthetic MBX	2,162
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

904,023	—	1/12/41	5.00% (1 month	Synthetic MBX	1,687
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,617,343	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,926)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,032,546	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,922)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,974,931	—	1/12/41	5.00% (1 month	Synthetic MBX	5,552
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,169,160	—	1/12/40	4.00% (1 month	Synthetic MBX	(2,995)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

136,390	—	1/12/40	4.00% (1 month	Synthetic TRS	2,672
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,320,000	—	4/7/16	(2.63%)	USA Non Revised	(69,947)
				Consumer Price
				Index-Urban (CPI-U)

3,025,146	—	1/12/41	4.50% (1 month	Synthetic TRS	44,929
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,099,247	—	1/12/41	3.50% (1 month	Synthetic MBX	(7,566)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$974,137	$—	1/12/41	3.50% (1 month	Synthetic MBX	$(3,511)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

1,540,483	—	1/12/41	4.50% (1 month	Synthetic TRS	22,881
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,180,090	—	1/12/41	4.50% (1 month	Synthetic MBX	3,843
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,300,690	—	1/12/41	5.00% (1 month	Synthetic MBX	3,932
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

2,340,009	—	1/12/41	5.00% (1 month	Synthetic MBX	4,367
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,365,009	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,776)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,917,430	—	1/12/40	4.00% (1 month	Synthetic MBX	(7,472)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,615,513	—	1/12/40	5.00% (1 month	Synthetic TRS	110,339
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,702,040	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,922)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,187,768	(16,889)	1/12/41	4.00% (1 month	Synthetic TRS	2,494
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,457,004	—	1/12/40	4.50% (1 month	Synthetic MBX	5,771
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

12,822,469	—	1/12/41	5.00% (1 month	Synthetic MBX	23,931
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$898,650	$7,863	1/12/41	3.50% (1 month	Synthetic MBX	$3,813
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

2,799,431	—	1/12/41	5.00% (1 month	Synthetic MBX	5,225
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

559,139	—	1/12/40	5.00% (1 month	Synthetic MBX	1,044
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,812,721	—	1/12/40	5.00% (1 month	Synthetic MBX	3,386
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,314,130	—	1/12/40	5.00% (1 month	Synthetic MBX	2,455
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
1,819,747	—	1/12/41	5.00% (1 month	Synthetic MBX	3,396
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,900,015	—	1/12/41	5.00% (1 month	Synthetic MBX	7,279
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,404,713	—	1/12/41	5.00% (1 month	Synthetic MBX	6,354
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
801,640	—	1/12/41	4.50% (1 month	Synthetic MBX	1,413
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,560,006	—	1/12/41	5.00% (1 month	Synthetic MBX	2,912
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,296,213	—	1/12/40	5.00% (1 month	Synthetic TRS	21,619
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,042,959	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,507)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$2,042,959	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(3,507)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
3,040,000	—	3/1/16	2.47%	USA Non Revised	9,485
				Consumer Price
				Index-Urban (CPI-U)

2,280,000	—	3/3/16	2.45%	USA Non Revised	4,854
				Consumer Price
				Index-Urban (CPI-U)

3,479,634	—	1/12/40	5.00% (1 month	Synthetic TRS	58,036
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,752,910	—	1/12/41	4.50% (1 month	Synthetic TRS	26,034
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,522,652	—	1/12/41	4.50% (1 month	Synthetic TRS	22,614
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

744,270	—	1/12/41	4.50% (1 month	Synthetic TRS	11,054
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,403,768	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,410)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

527,339	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(905)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

12,157,888	—	1/12/41	4.00% (1 month	Synthetic TRS	207,753
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,526,900	—	1/12/41	4.00% (1 month	Synthetic TRS	77,356
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,908,793	—	1/12/41	4.00% (1 month	Synthetic TRS	32,618
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$4,233,304	$—	1/12/41	4.00% (1 month	Synthetic TRS	$72,339
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,922,935	2,404	1/12/38	(6.50%) 1 month	Synthetic MBX	(897)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	371,317	4,583	1/12/40	(5.00%) 1 month	Synthetic TRS	(1,456)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	91,422	(386)	1/12/38	(6.50%) 1 month	Synthetic MBX	(416)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	243,623	(904)	1/12/38	(6.50%) 1 month	Synthetic MBX	(943)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,839,906	33,636	1/12/40	(5.00%) 1 month	Synthetic TRS	6,497
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,824,236	(25,653)	1/12/41	4.50% (1 month	Synthetic TRS	(1,723)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	3,431,000	—	4/3/17	2.3225%	USA Non Revised	3,440
					Consumer Price
					Index-Urban (CPI-U)

EUR	5,940,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(92,848)
					HICP excluding
					tobacco

GBP	2,141,000	—	3/30/17	(3.0925%)	GBP Non-revised	(12,030)
					UK Retail Price
					Index

JPMorgan Chase Bank N.A.
EUR	3,178,000	—	4/2/13	(1.98%)	Eurostat Eurozone	(424)
					HICP excluding
					tobacco

Total						$606,469

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(18,605)		$2,090,000	12/20/19	(100 bp)	$378,147

Deutsche Bank AG
Republic of
Argentina, 8.28%,
12/31/33	B3	82,442		705,000	3/20/17	500 bp	(4,212)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR	425,000	9/20/13	715 bp	55,449

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	400,000	9/20/13	477 bp	29,014

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	400,000	9/20/13	535 bp	33,654

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	67,777		$2,582,000	6/20/17	500 bp	(6,198)

Morgan Stanley Capital Services LLC
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—		510,000	10/20/12	339 bp	9,761

Total							$495,615

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$94	$7

Energy	—	—	3,091

Health care	7,712	—	—

Total common stocks	7,712	94	3,098

Asset-backed securities	$—	$16,662,021	$—

Convertible bonds and notes	—	424,576	—

Convertible preferred stocks	—	304,317	7

Corporate bonds and notes	—	107,281,709	—

Foreign government bonds and notes	—	26,787,034	—

Mortgage-backed securities	—	122,435,662	—

Preferred stocks	—	164,953	—

Purchased options outstanding	—	34,684,705	—

Senior loans	—	7,341,583	—

U.S. Government and Agency Mortgage Obligations	—	93,298,987	—

U.S. Treasury Obligations	—	1,438,550	—

Warrants	—	411	24,050

Short-term investments	4,316,212	83,036,068	—

Totals by level	$4,323,924	$493,860,670	$27,155

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,525,230)	$—

Futures contracts	(215,722)	—	—

Written options	—	(36,680,927)	—

TBA sale commitments	—	(37,994,375)	—

Interest rate swap contracts	—	(2,502,619)	—

Total return swap contracts	—	601,815	—

Credit default contracts	—	364,001	—

Totals by level	$(215,722)	$(78,737,335)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $493,348,823)	$493,895,537
Affiliated issuers (identified cost $4,316,212) (Notes 1 and 6)	4,316,212

Cash	106,319

Foreign currency (cost $57,330) (Note 1)	57,357

Dividends, interest and other receivables	4,190,638

Receivable for investments sold	2,696,364

Receivable for sales of delayed delivery securities (Note 1)	38,243,450

Unrealized appreciation on forward currency contracts (Note 1)	1,437,055

Unrealized appreciation on swap contracts (Note 1)	9,783,381

Premium paid on swap contracts (Note 1)	346,289

Total assets	555,072,602

LIABILITIES

Payable for variation margin (Note 1)	10,376

Distributions payable to shareholders	1,909,634

Payable for investments purchased	8,303,796

Payable for purchases of delayed delivery securities (Note 1)	93,609,861

Payable for compensation of Manager (Note 2)	654,996

Payable for investor servicing fees (Note 2)	14,920

Payable for custodian fees (Note 2)	68,709

Payable for Trustee compensation and expenses (Note 2)	133,467

Payable for administrative services (Note 2)	1,419

Unrealized depreciation on forward currency contracts (Note 1)	3,962,285

Unrealized depreciation on swap contracts (Note 1)	11,467,768

Premium received on swap contracts (Note 1)	198,705

Written options outstanding, at value (premiums received $28,777,407) (Notes 1 and 3)	36,680,927

Collateral on certain derivative contracts, at value (Note 1)	1,438,550

TBA sale commitments, at value (proceeds receivable $37,976,680) (Note 1)	37,994,375

Other accrued expenses	115,200

Total liabilities	196,564,988

Net assets	$358,507,614

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1)	$513,314,425

Distributions in excess of net investment income (Note 1)	(6,828,469)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(136,168,598)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(11,809,744)

Total — Representing net assets applicable to capital shares outstanding	$358,507,614

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($358,507,614 divided by 65,690,624 shares)	$5.46

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $6,998) (including interest income of $17,179 from investments
in affiliated issuers) (Note 6)	$11,920,284

Dividends (net of foreign tax of $6,998)	11,331

Total investment income	11,931,615

EXPENSES

Compensation of Manager (Note 2)	1,309,601

Investor servicing fees (Note 2)	87,949

Custodian fees (Note 2)	56,674

Trustee compensation and expenses (Note 2)	15,191

Administrative services (Note 2)	4,381

Other	218,937

Total expenses	1,692,733

Expense reduction (Note 2)	(139)

Net expenses	1,692,594

Net investment income	10,239,021

Net realized loss on investments (Notes 1 and 3)	(13,597,850)

Net realized loss on swap contracts (Note 1)	(27,229,167)

Net realized gain on futures contracts (Note 1)	1,982,670

Net realized loss on written options (Notes 1 and 3)	(1,579,881)

Net realized gain on foreign currency transactions (Note 1)	3,890,765

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(6,261,504)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	51,465,786

Net gain on investments	8,670,819

Net increase in net assets resulting from operations	$18,909,840

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$10,239,021	$22,867,685

Net realized gain (loss) on investments
and foreign currency transactions	(36,533,463)	30,365,452

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	45,204,282	(55,098,101)

Net increase (decrease) in net assets resulting
from operations	18,909,840	(1,864,964)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(11,430,169)	(30,037,712)

Increase in capital share transactions from reinvestment
of distributions	—	1,575,240

Total increase (decrease) in net assets	7,479,671	(30,327,436)

NET ASSETS

Beginning of period	351,027,943	381,355,379

End of period (including distributions in excess
of net investment income of $6,828,469 and $5,637,321,
respectively)	$358,507,614	$351,027,943

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	65,690,624	65,424,306

Shares issued in connection with reinvestment
of distributions	—	266,318

Shares outstanding at end of period	65,690,624	65,690,624

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	3/31/12	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value,
beginning of period	$5.34	$5.83	$5.94	$5.88	$7.13	$7.08
Investment operations:

Net investment income [a]	.16	.35	.58	.34	.49 [f]	.36 [f]

Net realized and unrealized
gain (loss) on investments	.13	(.38)	.39	.24	(1.28)	.01

Total from
investment operations	.29	(.03)	.97	.58	(.79)	.37
Less distributions:

From net investment income	(.17)	(.46)	(1.08)	(.54)	(.49)	(.36)

Total distributions	(.17)	(.46)	(1.08)	(.54)	(.49)	(.36)

Increase from shares repurchased		—	—	.02	.03	.04

Net asset value,
end of period	$5.46	$5.34	$5.83	$5.94	$5.88	$7.13

Market value,
end of period	$5.15	$5.05	$6.28	$5.99	$5.39	$6.41

Total return at
market value (%) [b]	5.51 *	(13.01)	25.33	24.66	(8.92)	10.15

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$358,508	$351,028	$381,355	$383,388	$391,973	$578,811

Ratio of expenses to
average net assets (%) [c]	.48 *	.94	.94 [d]	1.02 [d]	.96 [f]	.90 [f]

Ratio of expenses to
average net assets excluding
interest expense (%) [c]	.48 *	.94	.94	.98	.96 [f]	.90 [f]

Ratio of net investment income
to average net assets (%)	2.79 *	5.97	9.82 [d]	7.05 [d]	7.29 [f]	5.01 [f]

Portfolio turnover (%) [e]	66 *	171	88	223	159	78

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes TBA roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and is authorized to issue an unlimited number of shares. The investment objective of the fund is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 449 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $247,900,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $140,000,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,919,400,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $13,800,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $12,417,163 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $19,591,729 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $18,934,571.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2011 the fund had a capital loss carryover of $93,118,382 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$7,342,291	$—	$7,342,291	September 30, 2015

11,586,218	—	11,586,218	September 30, 2016

28,970,279	—	28,970,279	September 30, 2017

45,219,594	—	45,219,594	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,974,684 of losses recognized during the period from November 1, 2010 to September 30, 2011 to its fiscal year ending September 30, 2012.

The aggregate identified cost on a tax basis is $504,396,397, resulting in gross unrealized appreciation and depreciation of $14,082,176 and $20,266,824, respectively, or net unrealized depreciation of $6,184,648.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.75%	of the first $500 million of average net assets,
0.65%	of the next $500 million of average net assets,
0.60%	of the next $500 million of average net assets,
0.55%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.49%	of the next $5 billion of average net assets,
0.48%	of the next $5 billion of average net assets,
0.47%	of the next $5 billion of average net assets,
0.46%	of the next $5 billion of average net assets,
0.45%	of the next $5 billion of average net assets,
0.44%	of the next $5 billion of average net assets,
0.43%	of the next $8.5 billion of average net assets and
0.42%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $139 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $266, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $220,415,389 and $181,464,472, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	770,739,002	$36,194,686
beginning of the reporting period	CHF	15,780,000	21,184

Options opened	USD	228,772,000	$6,515,554

Options exercised	USD	(72,146,280)	$(1,164,046)

Options closed	USD	(297,340,033)	$(12,768,787)
	CHF	(15,780,000)	(21,184)

Written options outstanding at the	USD	630,024,689	$28,777,407
end of the reporting period

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$524,630	Payables	$160,629

Foreign exchange
contracts	Receivables	1,437,055	Payables	3,962,285

Investments, receivables,
	net assets — unrealized		Payables, net assets —
	appreciation/		unrealized appreciation/
Equity contracts	(depreciation)	24,461*	(depreciation)	—

Investments, receivables,
	net assets — unrealized		Payables, net assets —
	appreciation/		unrealized appreciation/
Interest rate contracts	(depreciation)	44,327,565*	(depreciation)	48,440,313*

Total		$46,313,711		$52,563,227

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(295,919)	$(295,919)

Foreign exchange
contracts	—	—	3,977,948	—	$3,977,948

Interest rate contracts	(9,088,413)	1,982,670	—	(26,933,251)	$(34,038,994)

Total	$(9,088,413)	$1,982,670	$3,977,948	$(27,229,170)	$(30,356,965)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$749,280	$749,280

Foreign exchange
contracts	—	—	—	(6,241,402)	—	$(6,241,402)

Equity contracts	—	8,342	—	—	—	$8,342

Interest rate contracts	(5,803,928)	—	(449,347)	—	36,463,637	$30,210,362

Total	$(5,803,928)	$8,342	$(449,347)	$(6,241,402)	$37,212,917	$24,726,582

* For the reporting period, the transaction volume for warrants was minimal.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $17,179 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $103,945,990 and $166,620,810, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Shareholder meeting results (Unaudited)

January 26, 2012 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	55,803,089	2,625,353

Barbara M. Baumann	55,877,078	2,551,364

Jameson A. Baxter	55,884,677	2,543,765

Charles B. Curtis	55,829,318	2,599,124

Robert J. Darretta	55,873,904	2,554,539

John A. Hill	55,864,724	2,563,719

Paul L. Joskow	55,873,610	2,554,833

Elizabeth T. Kennan	55,727,408	2,701,034

Kenneth R. Leibler	55,882,389	2,546,054

George Putnam, III	55,511,455	2,916,988

Robert E. Patterson	55,883,295	2,545,148

Robert L. Reynolds	55,899,064	2,529,378

W. Thomas Stephens	55,891,592	2,536,851

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann	Robert R. Leveille	Assistant Treasurer
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA713
273811 5/12

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period, Raman Srivastava was named a Portfolio Manager of the fund.

(a)(1) Portfolio Managers:

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Raman Srivastava	2012	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader Portfolio Construction

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Raman Srivastava	25*	$10,574,200,000	19#	$6,222,900,000	12	$12,767,000,000

* 4 accounts, with total assets of $1,855,400,000 pay an advisory fee based on account performance.

# 2 accounts, with total assets of $145,800,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund
		$0		$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year		$1–$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Raman Srivastava	2012	*

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 - October 7, 2011	-	-	-	6,542,431
October 8 - October 31, 2011	-	-	-	6,569,062
November 1 - November 30, 2011	-	-	-	6,569,062
December 1 - December 31, 2011	-	-	-	6,569,062
January 1 - January 31, 2012	-	-	-	6,569,062
February 1 - February 29, 2012	-	-	-	6,569,062
March 1 - March 31, 2012	-	-	-	6,569,062

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10%
of the fund's outstanding common shares over the two-years ending October 5, 2007. The
Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009, October 8, 2010 and October 8, 2011.
The October 8, 2008 - October 7, 2009 program, which was announced in September
2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The October 8, 2009
- October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund.
The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 6,542,431 shares of the fund.
The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 6,569,062 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar

Steven D. Krichmar

Principal Financial Officer

Date: May 29, 2012